UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08685
                                                     ---------

                            ROCHDALE INVESTMENT TRUST
                            -------------------------
               (Exact name of registrant as specified in charter)

                              570 LEXINGTON AVENUE
                             NEW YORK, NY 10022-6837
                             -----------------------
               (Address of principal executive offices) (Zip code)

                              LAURA CORSELL, ESQ.
                      1400 N. PROVIDENCE ROAD, SUITE 6020
                                MEDIA, PA 19063
                                ---------------
                     (Name and address of agent for service)

                                 (800) 245-9888
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31
                         -----------

Date of reporting period: DECEMBER 31, 2004
                          -----------------

ITEM 1. REPORT TO STOCKHOLDERS.


R O C H D A LE

      INVESTMENT TRUST

                                                        [GRAPHIC]

ROCHDALE LARGE GROWTH PORTFOLIO
ROCHDALE LARGE VALUE PORTFOLIO
ROCHDALE MID/SMALL GROWTH PORTFOLIO
ROCHDALE MID/SMALL VALUE PORTFOLIO
ROCHDALE ATLAS PORTFOLIO
ROCHDALE DIVIDEND & INCOME PORTFOLIO
ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO
ROCHDALE DARWIN PORTFOLIO

ANNUAL REPORT

DECEMBER 31, 2004

                           ROCHDALE INVESTMENT TRUST

                          ROCHDALE FUNDS ANNUAL REPORT
                               TABLE OF CONTENTS

Letter to Shareholders ....................................................   1
Performance Graphs and Total Return Tables ................................   7
Expense Example ...........................................................  14
Schedule of Investments ...................................................  16
  Rochdale Large Growth Portfolio .........................................  16
  Rochdale Large Value Portfolio ..........................................  20
  Rochdale Mid/Small Growth Portfolio .....................................  24
  Rochdale Mid/Small Value Portfolio ......................................  30
  Rochdale Atlas Portfolio ................................................  37
  Rochdale Dividend & Income Portfolio ....................................  42
  Rochdale Intermediate Fixed Income Portfolio ............................  46
  Rochdale Darwin Portfolio ...............................................  50
Statements of Assets and Liabilities ......................................  52
Statements of Operations ..................................................  54
Statements of Changes in Net Assets .......................................  58
Financial Highlights ......................................................  60
Notes to Financial Statements .............................................  65
Report of Independent Registered Public Accounting Firm ...................  73
Trustee and Officer Information ...........................................  74
Additional Information ....................................................  75

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

                            ROCHDALE INVESTMENT TRUST

                          ROCHDALE FUNDS ANNUAL REPORT

February 2, 2005

Dear Shareholders:

We are pleased to report the performance of the Rochdale Funds for the year ended December 31, 2004. Overall, across our funds, we demonstrated solid performance, reflecting the investment selection process that we have maintained and enhanced over the past five years. In 2004, equity returns enjoyed an above average year. Large, medium-size, and small companies all generated positive returns, with most classes generating double-digit returns. International equities provided impressive results, driven by emerging markets. Fixed income provided lackluster returns amid a climate of rising interest rates and attractive equity markets.

In 2004, the economy grew at a respectable rate, which helped create record levels of corporate profits, strong consumer spending, and satisfactory job creation. Our outlook for 2005 has the economy poised for a steady, reliable 3-3 1/2% growth. We grade the overall economy at a "B." Leading economic indicators point to continued moderate growth. We see steady but decelerating consumer spending as the consumer benefits from continued job growth and reasonable wage gains. Despite some worries, the consumer has a willingness to spend, due to new job creation and rising home values. We believe corporations will post another year of above average profit growth. Oil prices are likely to remain around present levels, causing only a moderate dampening effect on consumer disposable income. Actual consumer spending will be a key indicator the Federal Reserve watches as they make judgments on the future direction and timing of interest rate hikes. The Federal Reserve is prudently attempting to manage inflation and economic growth in light of high energy prices and the twin deficits of budget and trade.

                             BROAD MARKET INDEX PERFORMANCE
                             YEAR ENDED DECEMBER 31, 2004
                             ---------------------------------------------------
                             Index                                         Total
                                                                          Return
                             ---------------------------------------------------
                             S&P 500                                      10.88%
                             S&P MidCap 400                               16.48%
                             S&P SmallCap 600                             22.65%
                             Nasdaq Composite                              8.59%
                             MSCI All Country World ex USA                21.36%
                             Lehman Aggregate Bond                         4.34%
                             ---------------------------------------------------
                             SOURCE: LIPPER

----------
Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our Web site at www.rochdale.com.

Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. The Darwin Portfolio is non-diversified, which means that the portfolio may invest a greater percentage of its assets in a particular issuer and hold a limited number of securities compared to diversified mutual fund, thus the change in value of any one security could have a greater affect on the overall portfolio value. The Darwin Portfolio can sell securities short. This means that the portfolio will realize a gain if the security sold short declines.

A fund's investment objectives, risks, charges, and expenses must be considered carefully before investing. The prospec tus contains this and other information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read the prospectus carefully before investing. RIM Securities LLC o 570 Lexington Avenue o New York, NY 10022.

Lipper category averages track the total return performance of all funds within the respective Lipper category. One cannot invest directly in a category average.

                            ROCHDALE INVESTMENT TRUST

We remain positive on the prospects for stocks. We consider the equity market as fairly valued based on several metrics. Given our macroeconomic outlook, we favor companies with predictable and reliable revenue and earnings, quality management, reasonable valuations, and sustainable competitive advantages. Additionally, we favor select sectors and industries that we expect to do well in the current economic environment, like industrial companies, healthcare technology and services, and financial services.

Our investment strategies focus on balancing the potential return with the risks across each asset class. We seek to minimize exposure to excessively volatile segments of the market, given our belief returns associated with such companies will disappoint investors. As a Rochdale investor, you know that each of our funds is built on a sound, time-tested company selection methodology. We manage our funds with discipline, not letting market sentiment or headlines distract us from our long-term goals. Regardless of market conditions, an investor's best approach is to have a well planned asset allocation strategy and well diversified portfolio. Your financial advisor can help you assess your portfolio diversification and volatility levels and make adjustments proactively.

Lastly, we'd like to share with you some exciting news. On December 31, 2004, we launched the latest addition to the Rochdale Fund family, the Rochdale Darwin Portfolio. Concentrated in the health care sector, the fund seeks to capitalize on changes in health care technology and demographic trends. Carl Acebes, Chairman, and J.C. Davies, Fund Portfolio Manager and Senior Equity Analyst, lead the management of the Darwin fund. In addition, we are pleased to announce that Audrey H. Kaplan, Fund Portfolio Manager and Senior Vice President-Quantitative Research, officially joined the portfolio management team of the Rochdale Atlas fund after contributing throughout 2004 to its continued success.

--------------------------------------------------------------------------------
ROCHDALE LARGE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as pharmaceuticals, technology, medical products, financial services, and retail. Growth industries typically exhibit stronger earnings growth during economic recoveries and seek to capture opportunities for long-term capital appreciation. During the year ended December 31, 2004, Rochdale's Large Growth Portfolio rose 6.22%, in line with the Lipper Large Growth Category Average, which rose 7.15%. In 2004, the portfolio was helped by our overweight in Medical Services, Medical Products, and Industrials and our underweight in Drug companies and Semiconductors. Drug companies, historically the safe haven in the stock market, suffered from product recalls. In the Technology sector, we made investments that turned out to be timely. Based on our stock selection model, we trimmed our Technology exposure in January, raised it in August, and took gains during December. The sustained rally from the November election through year end gave these growth stocks most of their return for the year. As economic and earnings growth moderates, and the Federal Reserve continues to raise rates, we are maintaining portfolio overweight in Medical Products and Medical Services and increasing weight in Consumer Staples, while at the same time underweighting Technology and Drugs.

                             LARGE GROWTH PORTFOLIO:
                             TOP TEN HOLDINGS AS OF DECEMBER 31, 2004
                             ---------------------------------------------------
                             Company                                  Percent of
                                                                      Net Assets
                             ---------------------------------------------------
                             General Electric Co.                           6.9%
                             Microsoft Corp.                                5.3%
                             Exxon Mobil Corporation                        4.4%
                             Johnson & Johnson Co.                          4.0%
                             Wal-Mart Stores Inc.                           3.5%
                             Procter & Gamble                               3.1%
                             Cisco Systems Inc.                             2.9%
                             Altria Group Inc.                              2.8%
                             Intel Corp.                                    2.5%
                             Dell Inc.                                      2.3%
                             ---------------------------------------------------

                           ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
ROCHDALE LARGE VALUE PORTFOLIO:
--------------------------------------------------------------------------------

The Large Value Portfolio invests primarily in select large U.S. companies across more economically cyclical industries including financial services, energy, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the year ended December 31, 2004, our Large Value Portfolio rose 13.32%, exceeding the Lipper Large Value Category Average, which rose 11.90%. Our fundamental factor criteria resulted in good stock selection such that the portfolio outperformed its peers. Rising crude prices, which topped $54 in October, made Energy stocks the top performing sector in 2004. The portfolio was helped by our decision to buy Medical Services and Life/Health Insurers and to sell companies in Consumer Services and Semiconductors. The combination of moderating economic and earnings growth, together with rising interest rates, has steered us into companies that will have an ability to grow in such an economic environment. We are maintaining an underweight in Technology and Consumer Service companies, while overweighting Medical Services and Metals and Mining companies. We maintain a preference for select Financial Service companies based on their favorable prospects and attractive valuations.

                             LARGE VALUE PORTFOLIO:
                             TOP TEN HOLDINGS AS OF DECEMBER 31, 2004
                             ---------------------------------------------------
                             Company                                  Percent of
                                                                      Net Assets
                             ---------------------------------------------------
                             Citigroup Inc.                                 4.9%
                             Bank of America Corp.                          4.2%
                             American International Group                   3.6%
                             JP Morgan Chase & Co.                          2.9%
                             Wells Fargo Company                            2.5%
                             Merrill Lynch                                  1.9%
                             ChevronTexaco Corp.                            1.9%
                             Pfizer Inc.                                    1.9%
                             US Bancorp                                     1.8%
                             Tyco International Ltd                         1.7%
                             ---------------------------------------------------

--------------------------------------------------------------------------------
ROCHDALE MID/SMALL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Mid/Small Growth Portfolio invests primarily in medium-size and small U.S. companies across growth industries such as biotech-nology, pharmaceuticals, and information services. During the year ended December 31, 2004, the Mid/Small Growth Portfolio rose 16.22%, surpassing the Lipper Mid-Cap Growth Category Average, which rose 12.79%. In 2004, our investment process drove the performance of the fund. Our company selections led to overweight in Metals and Mining companies. Additionally, we made investments in the Technology sector that turned out to be timely and contributed positively to fund performance. Based on our stock selection criteria, we trimmed our Technology exposure in January, raised it in August, and took gains during December. Going forward, the combination of moderating economic and earnings growth, together with rising interest rates, has led us to companies that meet our criteria for reliable and predictable earnings. Our stock selection process in the mid/small growth universe continues to favor Basic Materials, Financial Services, and Industrial companies. We have added some Energy companies to realize some exposure to this sector. In addition, the current economic environment leads us toward mid-caps and away from small companies, in search of better valuation.

                             MID/SMALL GROWTH PORTFOLIO:
                             TOP TEN HOLDINGS AS OF DECEMBER 31, 2004
                             ---------------------------------------------------
                             Company                                  Percent of
                                                                      Net Assets
                             ---------------------------------------------------
                             Legg Mason Inc.                                1.3%
                             Ansys Inc.                                     1.3%
                             XTO Energy Inc.                                1.2%
                             Eaton Vance Corp.                              1.1%
                             NVR, Inc.                                      1.1%
                             Simpson Manufacturing                          1.1%
                             Shuffle Master Inc.                            1.1%
                             Landstar                                       1.0%
                             Dentsply International Inc.                    1.0%
                             Expeditors Intl Washington Inc.                1.0%
                             ---------------------------------------------------

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
ROCHDALE LARGE VALUE PORTFOLIO
--------------------------------------------------------------------------------

The Mid/Small Value Portfolio invests primarily in medium-size and small U.S. companies across value industries including banks and insurance, energy, utilities, and basic materials. During the year ended December 31 2004, Rochdale's Mid/Small Value Portfolio rose 21.10%, outshining the Lipper Mid-Cap Value Category Average, which returned 18.98%. Our security selection and sector allocation process led to the strong performance. Our company focus in Basic Materials, Consumer Cyclicals, Industrials, and Medical Products contributed to robust returns. The strength of the stock selection process led to relative outperformance across various sectors/industries. We are reducing our exposure in Financials, as rising interest rates as well as our stock selection criteria indicate it is time to capture some gains. We are adding some Energy companies that we expect will benefit from crude prices. Our fundamental factor methodology continues to favor Basic Materials and Consumer Cyclicals and avoids Technology and Utilities. In addition, the current economic environment suggests a tilt toward the mid-cap areas away from smaller companies, which have enjoyed substantial gains over the past couple of years.

                             MID/SMALL VALUE PORTFOLIO:
                             TOP TEN HOLDINGS AS OF DECEMBER 31, 2004
                             ---------------------------------------------------
                             Company                                  Percent of
                                                                      Net Assets
                             ---------------------------------------------------
                             D.R. Horton Inc.                               1.5%
                             Berkley W R Corp.                              1.4%
                             Lennar Corp.                                   1.4%
                             Pacificare Health Systems                      1.4%
                             Mohawk Industries                              1.1%
                             Pinnacle Entertainment Inc.                    1.1%
                             Republic Services, Inc.                        1.1%
                             Toll Brothers Inc.                             1.0%
                             Fidelity National Financial Inc.               1.0%
                             Constellation Brands Inc.                      0.9%
                             ---------------------------------------------------

--------------------------------------------------------------------------------
ROCHDALE ATLAS PORTFOLIO
--------------------------------------------------------------------------------

The Atlas Portfolio provides exposure to foreign economies across both developed and emerging markets through investment in foreign companies in countries with favorable macroeconomic outlooks and that are likely to outperform relative to the world market. During the year ended December 31, 2004, the fund performance surpassed most of the global market, with a total return of 22.96%, topping the Lipper International Multi-Cap Core Category Average, which returned 18.61%. Throughout the year, international markets outperformed the U.S. as foreign economies grew faster while still offering better valuation opportunities. Additionally, our active country allocation process steered us toward top-performing countries including Mexico and Brazil in Latin America, Austria and Norway in Europe, and Japan in Asia. Our Latin American positions in Mexico and Brazil continued to benefit from strengthening economies as exports grew at a strong pace, simultaneous with improving conditions in domestic consumption. We remain underweight larger European economies but overweight promising markets such as Austria, which we expect to benefit from expansion of the European Union. Our country selection of Norway contributed positively because of its oil and natural resource production as well as strong corporate profitability. Austria and Norway turned out to be the best performing European markets in 2004. During the year, we took profits in many of our Japanese holdings. In Asia, the fund remains overweight China and Korea, which are considered long-term holdings. The Asia region, and particularly China, continues to have the brightest macroeconomic growth opportunities, and we see signs that growth will continue at a brisk, sustainable pace. We continually evaluate country opportunities that we believe may provide above average returns relative to the universe of all foreign countries.

                             ROCHDALE ATLAS PORTFOLIO:
                             TOP TEN HOLDINGS AS OF DECEMBER 31, 2004
                             ---------------------------------------------------
                             Company                                  Percent of
                                                                      Net Assets
                             ---------------------------------------------------
                             iShares MSCI Japan                             5.6%
                             iShares MSCI Brazil                            4.8%
                             iShares MSCI Taiwan                            4.0%
                             Erste Bank der Oesterreichischen Spk AG        3.2%
                             Norsk Hydro ASA                                2.6%
                             OMV AG                                         2.5%
                             Fortis Group                                   2.3%
                             Orkla ASA                                      2.0%
                             Samsung Electronics Co.                        1.9%
                             America Movil                                  1.9%
                             ---------------------------------------------------

                           ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
ROCHDALE DIVIDEND & INCOME PORTFOLIO
--------------------------------------------------------------------------------

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in common stocks, real estate investment trusts, and preferred stocks that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. In addition to providing a reliable, low volatility income stream, the portfolio is designed to take advantage of favorable dividend tax rates. During the year ended December 31, 2004, the fund rose 15.79%, outpacing the Lipper Equity Income Category Average, which rose 12.84%. Fund performance exceeded other income-oriented strategies due to our high quality research process that was able to identify top-performing companies across a variety of industries. In particular, the Energy and Bank companies we selected had a very strong year, with Energy stocks driven by higher commodity prices, while Banks showed strong profit growth due to an improving economy that kept their loan balances growing. Our REIT holdings, which were volatile in the second quarter due to rising interest rate concerns, ended the year strong, once investors focused on their solid dividend yields, attractive valuations, and improving business fundamentals. For 2005, we remain optimistic on the Dividend & Income strategy and expect to make changes in both the sector allocations and in specific stocks in anticipation of rising interest rates. The research effort is rigorous and thorough to capture only high quality dividend-paying companies. For specific companies where valuations reach too high levels, we will take gains and focus on companies and sectors with better relative valuations and yields. Changes in the economic and interest rate environments are expected to be an important part of our analysis and reallocation. We will continue to emphasize companies with a strong potential to grow dividends, as we believe that such companies will benefit in the event of a moderately rising interest rate environment.

                             ROCHDALE DIVIDEND & INCOME PORTFOLIO:
                             TOP TEN HOLDINGS AS OF DECEMBER 31, 2004
                             ---------------------------------------------------
                             Company                                  Percent of
                                                                      Net Assets
                             ---------------------------------------------------
                             Bank of America Corp.                          2.5%
                             UST Inc.                                       2.4%
                             Exxon Mobil Corporation                        2.3%
                             Tanger Factory Outlet Center                   2.1%
                             Microsoft Corp.                                2.0%
                             First Industrial Realty Trust                  2.0%
                             Nationwide Health Properties, Inc.             1.8%
                             Dow Chemical                                   1.8%
                             Centerplate Inc.                               1.7%
                             ChevronTexaco Corp.                            1.7%
                             ---------------------------------------------------

--------------------------------------------------------------------------------
ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

The Intermediate Fixed Income Portfolio seeks to earn a total return with low volatility of principal. We invest in investment-grade U.S. government, agency, and corporate bonds maturing in ten years or less. During the year ended December 31, 2004, the Intermediate Fixed Income Portfolio total return was 3.47%, comparable with the Lipper Intermediate Investment Grade Category, which returned 3.82%. The year 2004 was marked by increasing short-term interest rates and a narrowing of credit spreads. The difference between the yield of 3-month T-bills and 10-year Treasury bonds narrowed by approximately 2% in 2004. Despite the Federal Reserve's interest rate hike and widespread prediction of a rise in bond yield, the benchmark 10-year Treasury bond yield ended 2004 at 4.22%, almost the same level as a year ago. We attribute this to benign inflation numbers and the expectation of a moderate period of economic growth ahead. Although the short-term interest rates have risen, we expect further increases in interest rates throughout 2005. Credit spreads are quite narrow, not affording much interest rate premium for taking additional quality risks.

                             INTERMEDIATE FIXED INCOME PORTFOLIO:
                             TOP TEN HOLDINGS AS OF DECEMBER 31, 2004
                             ---------------------------------------------------
                             Issuer                                   Percent of
                                                                      Net Assets
                             ---------------------------------------------------
                             Federal National Mortgage Association         20.6%
                             Transamerica                                   6.8%
                             Federal Home Loan Bank                         6.7%
                             Intl Lease Finance Corp.                       4.8%
                             SLM Corp.                                      4.6%
                             Federal Home Loan Mortgage Corp.               4.5%
                             May Dept Stores Co.                            3.4%
                             AOL Time Warner Inc.                           2.6%
                             Utilities Select Sector SPDR                   2.5%
                             Chemical Bank                                  2.5%
                             ---------------------------------------------------

                           ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
ROCHDALE DARWIN PORTFOLIO
--------------------------------------------------------------------------------

The Darwin Portfolio seeks to earn long-term capital appreciation through long and short investment in small and mid-cap health care companies. The fund launched on December 31, 2004, and thus has no performance to report. The fund intends to maintain a portfolio of 20 to 30 companies. It will invest in a broad array of health care industries including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods. In developing a portfolio for investment, Rochdale seeks companies that are able to rise to market demands for high quality health care products and services and adapt to and anticipate changes in technology and global demographics. Key health care trends identified by Rochdale, such as the aging of baby boomers, skyrocketing obesity, and increasing cosmetic surgery provide fertile ground for new products and services resulting from rapid advances in medical science. Through fundamental bottom-up analysis, Rochdale looks for companies with established or new and innovative products or services, in growing and/or large markets, and supported by solid demographic trends. Conversely, Rochdale will use this same analysis to determine which securities to sell short. Versus other health care funds, the portfolio strives for broad exposure to a variety of health and wellness industries and greater investment in mid- and small-cap companies, which may provide greater diversification within the health care sector and opportunity for capital appreciation.

                             DARWIN PORTFOLIO:
                             TOP TEN HOLDINGS AS OF DECEMBER 31, 2004
                             ---------------------------------------------------
                             Company                                  Percent of
                                                                      Net Assets
                             ---------------------------------------------------
                             Cytyc Corporation                              6.0%
                             Advanced Neuromodulation Systems, Inc.         5.5%
                             Medicis Pharmaceutical Corporation             5.2%
                             Barrier Therapeutics, Inc.                     5.1%
                             Andrx Corporation                              4.9%
                             Connetics Corporation                          4.9%
                             Omnicare, Inc.                                 4.9%
                             Advanced Medical Optics, Inc.                  4.9%
                             Bausch & Lomb Inc.                             4.9%
                             Coventry Health Care                           4.9%
                             ---------------------------------------------------

Thank you for your investment in Rochdale Funds. We take our duty as stewards of clients' wealth very seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. We hope you find reports such as this helpful in tracking the exposures in your portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes
Garrett R. D'Alessandro, CFA
David J. Abella, CFA
Audrey H. Kaplan
J.C. Davies
PORTFOLIO MANAGERS

                            ROCHDALE INVESTMENT TRUST

         ROCHDALE LARGE GROWTH PORTFOLIO VS. S&P 500/BARRA GROWTH INDEX
                          Value of a $10,000 Investment

 [The following table was represented as a line graph in the printed material.]

                    Rochdale Large       Rochdale Large
                   Growth Portfolio     Growth Portfolio     S&P 500/Barra
                       (at POP)             (at NAV)         Growth Index

      12/30/99          $10,000              $10,000            $10,000
      03/31/00           $9,974              $10,580            $10,411
      06/30/00           $9,959              $10,565            $10,258
      09/30/00           $9,190               $9,751             $9,357
      12/31/00           $7,738               $8,210             $7,792
      03/31/01           $6,498               $6,894             $6,435
      06/30/01           $6,985               $7,410             $6,931
      09/30/01           $5,940               $6,302             $6,016
      12/31/01           $6,751               $7,162             $6,800
      03/31/02           $6,668               $7,075             $6,746
      06/30/02           $5,594               $5,937             $5,649
      09/30/02           $4,810               $5,104             $4,851
      12/31/02           $5,043               $5,352             $5,196
      03/31/03           $5,002               $5,307             $5,153
      06/30/03           $5,564               $5,903             $5,780
      09/30/03           $5,662               $6,008             $5,940
      12/31/03           $6,214               $6,591             $6,529
      03/31/04           $6,278               $6,659             $6,531
      06/30/04           $6,372               $6,761             $6,707
      09/30/04           $6,101               $6,474             $6,386
      12/31/04           $6,601               $7,003             $6,930

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                        PERIOD ENDED DECEMBER 31, 2004
                                                   -----------------------------------------
                                                    ONE       THREE      FIVE        SINCE
                                                    YEAR      YEARS      YEARS     INCEPTION
                                                   ------     -----     ------     ---------
ROCHDALE LARGE GROWTH PORTFOLIO
      Return at NAV(1) .........................    6.22%    (0.75%)    (6.87%)     (6.86%)
      Return at POP(2) .........................    0.14%    (2.69%)    (7.97%)     (7.96%)
--------------------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX .....................    6.13%     0.63%     (7.07%)     (7.06%)
LIPPER LARGE-CAP GROWTH CATEGORY AVERAGE .......    7.15%    (0.52%)    (8.18%)       N/A

----------
(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor's (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Barra Growth Index represents companies of the S&P 500 with higher price-to-book ratios.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds' performance.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2004, the category consists of 618, 510, and 406 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance.

Rochdale Large Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A - not available.

                            ROCHDALE INVESTMENT TRUST

          ROCHDALE LARGE VALUE PORTFOLIO VS. S&P 500/BARRA GROWTH INDEX
                          Value of a $10,000 Investment

[The following table was represented as a line graph in the printed material.]

             Rochdale Large Value    Rochdale Large Value    S&P 500/Barra
              Portfolio (at POP)      Portfolio (at NAV)      Value Index

    12/30/99       $10,000                  $10,000             $10,000
    03/31/00        $9,570                  $10,155             $10,023
    06/30/00        $9,080                   $9,634              $9,593
    09/30/00        $9,657                  $10,245             $10,438
    12/31/00        $9,820                  $10,421             $10,608
    03/31/01        $9,159                   $9,718              $9,916
    06/30/01        $9,707                  $10,300             $10,353
    09/30/01        $7,965                   $8,452              $8,675
    12/31/01        $8,552                   $9,075              $9,366
    03/31/02        $8,582                   $9,106              $9,490
    06/30/02        $7,726                   $8,196              $8,480
    09/30/02        $6,171                   $6,547              $6,745
    12/31/02        $6,584                   $6,984              $7,413
    03/31/03        $6,229                   $6,610              $7,005
    06/30/03        $7,297                   $7,743              $8,324
    09/30/03        $7,320                   $7,766              $8,536
    12/31/03        $8,368                   $8,879              $9,770
    03/31/04        $8,745                   $9,279             $10,096
    06/30/04        $8,668                   $9,198             $10,177
    09/30/04        $8,760                   $9,294             $10,283
    12/31/04        $9,483                  $10,062             $11,304

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                        PERIOD ENDED DECEMBER 31, 2004
                                                   -----------------------------------------
                                                    ONE       THREE      FIVE        SINCE
                                                    YEAR      YEARS      YEARS     INCEPTION
                                                   ------     -----     ------     ---------
ROCHDALE LARGE VALUE PORTFOLIO
       Return at NAV(1) ........................   13.32%     3.50%      0.13%       0.13%
       Return at POP(2) ........................    6.78%     1.47%     (1.05%)     (1.05%)
--------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX ......................   15.71%     6.47%      2.48%       2.48%
LIPPER LARGE-CAP VALUE CATEGORY AVERAGE ........   11.90%     4.66%      3.34%        N/A

----------
(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor's (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Barra Value Index represents companies of the S&P 500 with lower price-to-book ratios.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds' performance.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indexes based on price-to-earnings ratios, price-to-book ratios, or other factors. As of December 31, 2004, the category consists of 394, 302, and 218 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance.

Rochdale Large Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A - not available.

                            ROCHDALE INVESTMENT TRUST

          ROCHDALE MID/SMALL GROWTH PORTFOLIO VS. S&P MIDCAP 400/BARRA
         GROWTH INDEX (71%) & S&P SMALL CAP 600/BARRA GROWTH INDEX (29%)
                          Value of a $10,000 Investment

 [The following table was represented as a line graph in the printed material.]

                                                           Blended Index: S&P
                                                            MidCap 400/Barra
              Rochdale Mid/Small    Rochdale Mid/Small    Index (71%) and S&P
               Growth Portfolio      Growth Portfolio      SmallCap 600/Barra
                   (at POP)              (at NAV)              Index (29%)

   12/30/99        $10,000               $10,000                $10,000
   03/31/00        $11,150               $11,828                $11,588
   06/30/00        $11,478               $12,179                $11,316
   09/30/00        $12,725               $13,502                $12,205
   12/31/00        $11,150               $11,828                $10,665
   03/31/01         $9,299                $9,868                 $8,884
   06/30/01        $10,792               $11,451                $10,243
   09/30/01         $8,647                $9,175                 $8,262
   12/31/01        $10,376               $11,008                $10,029
   03/31/02        $10,626               $11,273                $10,380
   06/30/02         $9,384                $9,956                 $9,154
   09/30/02         $7,972                $8,457                 $7,820
   12/31/02         $8,237                $8,741                 $8,220
   03/31/03         $8,094                $8,586                 $7,959
   06/30/03         $9,369                $9,941                 $9,253
   09/30/03         $9,937               $10,543                 $9,858
   12/31/03        $11,039               $11,712                $10,915
   03/31/04        $11,652               $12,364                $11,449
   06/30/04        $11,807               $12,526                $11,657
   09/30/04        $11,349               $12,042                $11,272
   12/31/04        $12,829               $13,613                $12,694

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                        PERIOD ENDED DECEMBER 31, 2004
                                                   -----------------------------------------
                                                    ONE       THREE      FIVE        SINCE
                                                    YEAR      YEARS      YEARS     INCEPTION
                                                   ------     -----     ------     ---------
ROCHDALE MID/SMALL GROWTH PORTFOLIO
      Return at NAV(1) .........................   16.22%     7.33%      6.37%       6.35%
      Return at POP(2) .........................    9.52%     5.23%      5.11%       5.10%
--------------------------------------------------------------------------------------------
S&P MIDCAP 400/BARRA GROWTH INDEX (71%) &
  S&P SMALLCAP 600/BARRA GROWTH INDEX (29%) ....   16.32%     8.16%      4.88%       4.88%
LIPPER MID-CAP GROWTH CATEGORY AVERAGE .........   12.79%     3.47%     (3.31%)       N/A

----------
(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The S&P MidCap 400 and SmallCap 600 Indices represent 400 medium-size and 600 small companies, respectively. The S&P MidCap 400/Barra Growth and the S&P SmallCap 600/Barra Growth represent companies of the S&P MidCap 400 and the S&P Small Cap 600 with higher price-to-book ratios.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds' performance.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Mid-Cap Growth consists of funds that invest in midsize companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2004, the category consists of 492, 402, and 280 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance.

Rochdale Mid/Small Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A - not available.

                            ROCHDALE INVESTMENT TRUST

           ROCHDALE MID/SMALL VALUE PORTFOLIO VS. S&P MIDCAP 400/BARRA
         VALUE INDEX (71%) & S&P SMALL CAP 600/BARRA GROWTH INDEX (29%)
                          Value of a $10,000 Investment

[The following table was represented as a line graph in the printed material.]

                                                          Blended Index: S&P
                                                           MidCap 400/Barra
                                                           Value Index (71%)
              Rochdale Mid/Small    Rochdale Mid/Small     and S&P SmallCap
                Value Portfolio       Value Portfolio       600/Barra Value
                   (at POP)              (at NAV)             Index (29%)

   12/30/99        $10,000               $10,000                $10,000
   03/31/00         $9,789               $10,384                $10,545
   06/30/00         $9,469               $10,045                $10,409
   09/30/00        $10,554               $11,199                $11,605
   12/31/00        $11,320               $12,010                $12,619
   03/31/01        $10,789               $11,449                $12,277
   06/30/01        $12,006               $12,738                $13,730
   09/30/01        $10,327               $10,956                $11,803
   12/31/01        $11,917               $12,642                $13,739
   03/31/02        $12,984               $13,775                $15,118
   06/30/02        $12,133               $12,874                $14,300
   09/30/02         $9,663               $10,252                $11,785
   12/31/02        $10,234               $10,857                $12,494
   03/31/03         $9,539               $10,120                $11,690
   06/30/03        $11,441               $12,140                $14,054
   09/30/03        $12,022               $12,755                $15,031
   12/31/03        $14,023               $14,879                $17,515
   03/31/04        $14,933               $15,842                $18,541
   06/30/04        $15,189               $16,117                $18,853
   09/30/04        $15,043               $15,960                $18,763
   12/31/04        $16,983               $18,018                $21,052

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                        PERIOD ENDED DECEMBER 31, 2004
                                                   -----------------------------------------
                                                    ONE       THREE      FIVE        SINCE
                                                    YEAR      YEARS      YEARS     INCEPTION
                                                   ------     -----     ------     ---------
ROCHDALE MID/SMALL VALUE PORTFOLIO
      Return at NAV(1) .........................   21.10%     12.53%    12.50%       12.48%
      Return at POP(2) .........................   14.12%     10.33%    11.17%       11.15%
--------------------------------------------------------------------------------------------
S&P MIDCAP 400/BARRA VALUE INDEX (71%) &
  S&P SMALLCAP 600/BARRA VALUE INDEX (29%) .....   20.18%     14.26%    15.33%       15.33%
LIPPER MID-CAP VALUE CATEGORY AVERAGE ..........   18.98%     12.32%    12.82%        N/A

----------
(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The S&P MidCap 400 and SmallCap 600 Indices represent 400 medium-size and 600 small companies, respectively.

The S&P MidCap 400/Barra Value and the S&P SmallCap 600/Barra Value represent companies of the S&P MidCap 400 and the S&P Small Cap 600 with lower price-to-book ratios.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds' performance.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Mid-Cap Value consists of funds that invest in midsize companies that are considered undervalued relative to major stock indexes based on price-to-earnings, price-to-book ratios, or other factors. As of December 31, 2004, the category consists of 216, 160, and 108 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance.

Rochdale Mid/Small Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A - not available.

                            ROCHDALE INVESTMENT TRUST

          ROCHDALE ATLAS PORTFOLIO VS. DOW JONES WORLD INDEX EX US AND
                       MSCI ALL COUNTRY WORLD EX USA INDEX
                          Value of a $10,000 Investment

[The following table was represented as a line graph in the printed material.]

             Rochdale Atlas     Rochdale Atlas      Dow Jones         MSCI All
                Portfolio          Portfolio       World Index     Country World
                (at POP)           (at NAV)          (ex US)        ex USA Index

10/01/98         $10,000            $10,000          $10,000          $10,000
12/31/98         $11,685            $12,397          $12,388          $12,039
03/31/99         $11,504            $12,205          $12,682          $12,324
06/30/99         $12,948            $13,739          $13,374          $12,935
09/30/99         $13,136            $13,939          $13,903          $13,370
12/31/99         $15,169            $16,096          $16,579          $15,769
03/31/00         $14,786            $15,689          $16,352          $15,890
06/30/00         $13,926            $14,775          $15,470          $15,272
09/30/00         $12,875            $13,661          $14,320          $14,022
12/31/00         $12,038            $12,771          $13,612          $13,386
03/31/01         $10,219            $10,842          $11,723          $11,627
06/30/01         $10,419            $11,054          $11,958          $11,611
09/30/01          $8,885             $9,426          $10,131           $9,897
12/31/01          $9,605            $10,193          $10,929          $10,776
03/31/02         $10,177            $10,800          $11,140          $10,953
06/30/02          $9,940            $10,547          $10,946          $10,663
09/30/02          $8,253             $8,758           $8,871           $8,605
12/31/02          $8,652             $9,182           $9,402           $9,196
03/31/03          $8,222             $8,724           $8,751           $8,524
06/30/03          $9,675            $10,264          $10,490          $10,216
09/30/03         $10,368            $11,000          $11,483          $11,103
12/31/03         $11,912            $12,636          $13,336          $13,003
03/31/04         $12,716            $13,493          $14,158          $13,631
06/30/04         $12,420            $13,177          $14,034          $13,537
09/30/04         $12,632            $13,401          $14,085          $13,673
12/31/04         $14,647            $15,542          $16,250          $15,781

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                        PERIOD ENDED DECEMBER 31, 2004
                                                   -----------------------------------------
                                                    ONE       THREE      FIVE        SINCE
                                                    YEAR      YEARS      YEARS     INCEPTION
                                                   ------     -----     ------     ---------
ROCHDALE ATLAS PORTFOLIO
      Return at NAV(1) .........................   22.96%     15.10%    (0.70%)      7.31%
      Return at POP(2) .........................   15.87%     12.84%    (1.87%)      6.29%
--------------------------------------------------------------------------------------------
DOW JONES WORLD INDEX (EX US) ..................   21.85%     14.14%    (0.40%)      8.08%
MSCI ALL COUNTRY WORLD EX USA INDEX ............   21.36%     13.56%     0.02%       7.57%
LIPPER INTERNATIONAL MULTI-CAP CORE
  CATEGORY AVERAGE .............................   18.61%     10.64%    (1.29%)      N/A

----------
(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Dow Jones World Index ex US consists of approximately 3,800 securities listed on exchanges in 33 countries, excluding the United States.

The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 1,900 securities listed on exchanges in 48 countries, excluding the United States.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds' performance.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper International Multi-Cap Core consists of funds that invest in securities of companies of various size outside of the U.S. As of December 31, 2004, the category consists of 272, 226, and 174 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance.

Rochdale Atlas Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on October 2, 1998.

N/A - not available.

                            ROCHDALE INVESTMENT TRUST

                      ROCHDALE DIVIDEND & INCOME PORTFOLIO
                          VS. RUSSELL 3000 VALUE INDEX
                          Value of a $10,000 Investment

[The following table was represented as a line graph in the printed material.]

               Rochdale Dividend         Rochdale Dividend
             and Income Portfolio      and Income Portfolio      Russell 3000
                   (at POP)                  (at NAV)             Value Index

  05/31/99          $10,000                   $10,000               $10,000
  06/30/99          $10,083                   $10,697               $10,296
  09/30/99           $8,997                    $9,548                $9,302
  12/31/99          $11,285                   $11,975                $9,780
  03/31/00          $11,459                   $12,156                $9,850
  06/30/00          $12,171                   $12,914                $9,432
  09/30/00          $13,374                   $14,188               $10,171
  12/31/00          $11,081                   $11,757               $10,566
  03/31/01           $8,977                    $9,525                $9,995
  06/30/01          $10,884                   $11,549               $10,530
  09/30/01           $8,312                    $8,818                $9,360
  12/31/01           $9,912                   $10,518               $10,109
  03/31/02          $10,034                   $10,647               $10,562
  06/30/02           $8,822                    $9,360                $9,714
  09/30/02           $7,449                    $7,903                $7,873
  12/31/02           $6,813                    $7,229                $8,574
  03/31/03           $7,271                    $7,713                $8,156
  06/30/03           $7,895                    $8,376                $9,595
  09/30/03           $8,030                    $8,519                $9,832
  12/31/03           $8,935                    $9,479               $11,244
  03/31/04           $9,444                   $10,021               $11,618
  06/30/04           $9,135                    $9,693               $11,720
  09/30/04           $9,567                   $10,149               $11,887
  12/31/04          $10,345                   $10,977               $13,149

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                        PERIOD ENDED DECEMBER 31, 2004
                                                   -----------------------------------------
                                                    ONE       THREE      FIVE        SINCE
                                                    YEAR      YEARS      YEARS     INCEPTION
                                                   ------     -----     ------     ---------
ROCHDALE DIVIDEND & INCOME PORTFOLIO
      Return at NAV(1) .........................   15.79%      1.43%    (1.72%)      1.68%
      Return at POP(2) .........................    9.11%     (0.55%)   (2.89%)      0.61%
--------------------------------------------------------------------------------------------
RUSSELL 3000 VALUE INDEX .......................   16.94%      9.16%     6.10%       5.02%
LIPPER EQUITY INCOME CATEGORY AVERAGE ..........   12.84%      6.17%     4.37%       N/A

----------
(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The comparative market index is not directly investable and is not adjusted to reflect expenses that the SEC requires to be reflected in the funds' performance.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Equity Income consists of funds that seek high current income and growth of income by investing in equities. As of December 31, 2004, the category consists of 227, 156, and 128 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance.

Prior to 6/27/03, the Rochdale Dividend & Income Portfolio invested as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.

N/A - not available.

                            ROCHDALE INVESTMENT TRUST

                ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO VS.
                   LEHMAN GOVERNMENT/CREDIT INTERMEDIATE INDEX
                          Value of a $10,000 Investment

                    Rochdale              Rochdale
               Intermediate Fixed    Intermediate Fixed          Lehman
                Income Portfolio      Income Portfolio      Government/Credit
                    (at POP)              (at NAV)         Intermediate Index

    12/31/99         $10,000              $10,000                 $9,980
    03/31/00          $9,461              $10,038                $10,130
    06/30/00          $9,534              $10,115                $10,301
    09/30/00          $9,786              $10,383                $10,598
    12/31/00         $10,113              $10,729                $10,990
    03/31/01         $10,586              $11,231                $11,362
    06/30/01         $10,681              $11,332                $11,438
    09/30/01         $11,076              $11,752                $11,965
    12/31/01         $11,103              $11,783                $11,975
    03/31/02         $11,084              $11,759                $11,948
    06/30/02         $11,504              $12,205                $12,373
    09/30/02         $11,961              $12,692                $12,933
    12/31/02         $12,143              $12,883                $13,152
    03/31/03         $12,438              $13,196                $13,351
    06/30/03         $12,795              $13,575                $13,714
    09/30/03         $12,694              $13,470                $13,711
    12/31/03         $12,680              $13,456                $13,719
    03/31/04         $13,050              $13,848                $14,059
    06/30/04         $12,654              $13,427                $13,704
    09/30/04         $12,993              $13,783                $14,075
    12/31/04         $13,120              $13,919                $14,137

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                        PERIOD ENDED DECEMBER 31, 2004
                                                   -----------------------------------------
                                                    ONE       THREE      FIVE        SINCE
                                                    YEAR      YEARS      YEARS     INCEPTION
                                                   ------     -----     ------     ---------
ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO
      Return at NAV(1) .........................    3.47%     5.72%      6.84%       6.83%
      Return at POP(2) .........................   (2.50%)    3.65%      5.58%       5.57%
--------------------------------------------------------------------------------------------
LEHMAN GOVERNMENT/CREDIT INTERMEDIATE INDEX ....    3.04%     5.69%      7.21%       7.16%
LIPPER INTERMEDIATE INVESTMENT GRADE
  CATEGORY AVERAGE .............................    3.82%     5.50%      6.87%       N/A

----------
(1) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(2) POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Lehman Government/Credit Intermediate Index is an index consisting of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

The comparative market index is not directly investable and is not adjusted to reflect expenses that the SEC requires to be reflected in the funds' performance.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. As of December 31, 2004, the category consists of 428, 355, and 255 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance.

Rochdale Intermediate Fixed Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A - not available.

                           ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
EXPENSE EXAMPLE (UNAUDITED)
--------------------------------------------------------------------------------

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 7/1/04 to 12/31/04.

ACTUAL EXPENSES

The information in the tables under the headings "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the tables under the headings "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE GROWTH PORTFOLIO                                       HYPOTHETICAL PERFORMANCE
                                     ACTUAL PERFORMANCE     (5% RETURN BEFORE EXPENSES)
                                     ------------------     ---------------------------
Beginning Account Value (7/1/04)          $1,000.00                   $1,000.00
Ending Account Value (12/31/04)           $1,035.80                   $1,018.85
Expenses Paid during Period*              $    6.40                   $    6.34

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

LARGE VALUE PORTFOLIO                                        HYPOTHETICAL PERFORMANCE
                                     ACTUAL PERFORMANCE     (5% RETURN BEFORE EXPENSES)
                                     ------------------     ---------------------------
Beginning Account Value (7/1/04)          $1,000.00                   $1,000.00
Ending Account Value (12/31/04)           $1,094.00                   $1,018.85
Expenses Paid during Period*              $    6.58                   $    6.34

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
EXPENSE EXAMPLE (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

MID/SMALL GROWTH PORTFOLIO                                    HYPOTHETICAL PERFORMANCE
                                     ACTUAL PERFORMANCE      (5% RETURN BEFORE EXPENSES)
                                     ------------------      ---------------------------
Beginning Account Value (7/1/04)          $1,000.00                   $1,000.00
Ending Account Value (12/31/04)           $1,086.60                   $1,018.35
Expenses Paid during Period*              $    7.08                   $    6.85

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

MID/SMALL VALUE PORTFOLIO                                     HYPOTHETICAL PERFORMANCE
                                     ACTUAL PERFORMANCE      (5% RETURN BEFORE EXPENSES)
                                     ------------------      ---------------------------
Beginning Account Value (7/1/04)          $1,000.00                   $1,000.00
Ending Account Value (12/31/04)           $1,118.10                   $1,018.35
Expenses Paid during Period*              $    7.19                   $    6.85

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

ATLAS PORTFOLIO                                               HYPOTHETICAL PERFORMANCE
                                     ACTUAL PERFORMANCE      (5% RETURN BEFORE EXPENSES)
                                     ------------------      ---------------------------
Beginning Account Value (7/1/04)          $1,000.00                   $1,000.00
Ending Account Value (12/31/04)           $1,179.30                   $1,016.29
Expenses Paid during Period*              $    9.64                   $    8.92

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

DIVIDEND & INCOME PORTFOLIO                                   HYPOTHETICAL PERFORMANCE
                                     ACTUAL PERFORMANCE      (5% RETURN BEFORE EXPENSES)
                                     ------------------      --------------------------
Beginning Account Value (7/1/04)          $1,000.00                   $1,000.00
Ending Account Value (12/31/04)           $1,132.40                   $1,018.35
Expenses Paid during Period*              $    7.24                   $    6.85

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

INTERMEDIATE FIXED INCOME PORTFOLIO                           HYPOTHETICAL PERFORMANCE
                                     ACTUAL PERFORMANCE      (5% RETURN BEFORE EXPENSES)
                                     ------------------      ---------------------------
Beginning Account Value (7/1/04)          $1,000.00                   $1,000.00
Ending Account Value (12/31/04)           $1,036.90                   $1,020.61
Expenses Paid during Period*              $    4.61                   $    4.57

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

DARWIN PORTFOLIO

The inception date for Darwin Portfolio is 12/31/04. Darwin Portfolio did not have 6 months of performance, therefore the Fund Expense for Darwin Portfolio is not available.

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                SECTOR REPRESENTATION AS OF 12/31/04 (UNAUDITED)
                             (% of Total Investment)

  [The following table was represented as a bar graph in the printed material.]

         Cash & Cash Equivalents                                  0.5%
         Utilities                                                0.5%
         Telecommunications                                       7.0%
         Technology                                              18.7%
         Industrials                                             14.5%
         Financial Services                                       3.5%
         Energy                                                   4.9%
         Consumer Non Cyclicals                                  36.8%
         Consumer Cyclicals                                      11.7%
         Basic Materials                                          1.9%


     Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.8%
BASIC MATERIALS: 2.0%
      5,178    Allegheny Technologies, Inc. ......................  $   112,207
      2,755    Ecolab, Inc. ......................................       96,783
      2,394    Sherwin-Williams Co. ..............................      106,844
      1,499    Sigma-Aldrich Corp. ...............................       90,630
                                                                    -----------
                                                                        406,464
                                                                    -----------
CONSUMER CYCLICALS: 11.8%
      2,965    Best Buy Co., Inc. ................................      176,180
      2,123    Coach, Inc.* ......................................      119,737
      2,245    Harley-Davidson, Inc. .............................      136,384
      9,771    Home Depot, Inc. ..................................      417,613
      4,123    International Game Technology .....................      141,749
      3,668    Lowe's Companies, Inc. ............................      211,240
      1,934    NIKE, Inc. - Class B ..............................      175,394
      1,977    PACCAR, Inc. ......................................      159,109
      1,883    TJX Companies, Inc. ...............................       47,320
     13,512    Wal-Mart Stores, Inc. .............................      713,704
      2,772    Yum! Brands, Inc. .................................      130,783
                                                                    -----------
                                                                      2,429,213
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS: 36.9%
      4,172    Abbott Laboratories ...............................  $   194,624
      9,585    Altria Group, Inc. ................................      585,643
      6,240    Amgen, Inc.* ......................................      400,296
      3,677    Avon Products, Inc. ...............................      142,300
      1,696    Becton, Dickinson & Co. ...........................       96,333
      3,287    Biomet, Inc. ......................................      142,623
      5,432    Boston Scientific Corp.* ..........................      193,108
      1,914    C.R. Bard, Inc. ...................................      122,458
      3,694    Campbell Soup Co. .................................      110,414
      1,586    Cardinal Health, Inc. .............................       92,226
     10,806    Coca-Cola Co. .....................................      449,854
      3,658    Colgate Palmolive Co. .............................      187,143
      1,649    Deluxe Corp. ......................................       61,557
      4,618    Equifax, Inc. .....................................      129,766
      1,445    Express Scripts, Inc.* ............................      110,456
      2,565    Forest Laboratories, Inc.* ........................      115,066
      1,997    Fortune Brands, Inc. ..............................      154,128
      2,028    Gillette Co. ......................................       90,814
      2,361    Guidant Corp. .....................................      170,228
      2,105    H&R Block, Inc. ...................................      103,145
     13,184    Johnson & Johnson Co. .............................      836,129
      2,194    McCormick & Company, Inc. .........................       84,688
      6,166    Medtronic, Inc. ...................................      306,265
      3,984    Merck & Co., Inc. .................................      128,046
      7,903    PepsiCo, Inc. .....................................      412,537
     11,502    Procter & Gamble Co. ..............................      633,530
      1,529    Quest Diagnostics, Inc. ...........................      146,096
      5,449    Sara Lee Corp. ....................................      131,539
      3,762    St. Jude Medical, Inc.* ...........................      157,741
      3,570    Stryker Corp. .....................................      172,252
      4,583    Sysco Corp. .......................................      174,933
      2,135    The Clorox Co. ....................................      125,816
      3,863    UnitedHealth Group, Inc. ..........................      340,060
      3,073    UST, Inc. .........................................      147,842
      1,952    Zimmer Holdings, Inc.*) ...........................      156,394
                                                                    -----------
                                                                      7,606,050
                                                                    -----------
ENERGY: 4.9%
      1,743    BJ Services Co. ...................................       81,119
     18,155    Exxon Mobil Corp. .................................      930,625
                                                                    -----------
                                                                      1,011,744
                                                                    -----------
FINANCIAL SERVICES: 3.5%
      6,570    American Express Co. ..............................      370,351
      4,586    Federated Investors, Inc. - Class B ...............      139,414
      3,894    SLM Corp. .........................................      207,901
                                                                    -----------
                                                                        717,666
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
INDUSTRIALS: 14.5%
      1,035    3M Co. ............................................  $    84,942
      2,483    American Standard Companies, Inc.* ................      102,598
      3,706    Ball Corp. ........................................      162,990
      1,477    Black & Decker Corp. ..............................      130,463
      1,955    Caterpillar, Inc. .................................      190,632
      3,179    Danaher Corp. .....................................      182,506
      1,568    Emerson Electric Co. ..............................      109,917
     38,633    General Electric Co. ..............................    1,410,105
        668    Illinois Tool Works, Inc. .........................       61,910
      1,767    Sealed Air Corp.* .................................       94,128
      2,143    The Stanley Works .................................      104,986
      2,471    United Technologies Corp. .........................      255,378
      2,227    Waters Corp.* .....................................      104,201
                                                                    -----------
                                                                      2,994,756
                                                                    -----------
TECHNOLOGY: 18.7%
      3,098    Adobe Systems, Inc. ...............................      194,369
      3,188    Autodesk, Inc. ....................................      120,985
      2,966    Automatic Data Processing, Inc. ...................      131,542
      4,674    Citrix Systems, Inc.* .............................      114,653
     11,246    Dell, Inc.* .......................................      473,906
      4,965    First Data Corp. ..................................      211,211
      3,862    IMS Health, Inc. ..................................       89,637
     21,906    Intel Corp. .......................................      512,381
      3,059    International Business Machines Corp. (IBM) .......      301,556
      2,174    Intuit, Inc.* .....................................       95,678
      2,395    Lexmark International Group, Inc.* ................      203,575
     40,544    Microsoft Corp. ...................................    1,082,930
     24,132    Oracle Corp.* .....................................      331,091
                                                                    -----------
                                                                      3,863,514
                                                                    -----------
TELECOMMUNICATIONS: 7.0%
     31,317    Cisco Systems, Inc.* ..............................      604,418
      1,773    McGraw-Hill Companies, Inc. .......................      162,300
      1,931    Omnicom Group, Inc. ...............................      162,822
      8,198    Qualcomm, Inc. ....................................      347,595
      6,618    Symantec Corp.* ...................................      170,480
                                                                    -----------
                                                                      1,447,615
                                                                    -----------
UTILITIES: 0.5%
      1,601    TXU Corp. .........................................      103,361
                                                                    -----------
TOTAL COMMON STOCKS
      (cost $17,557,128) .........................................   20,580,383
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.5%
MONEY MARKET INVESTMENT: 0.5%
   $105,849    First American Prime Obligations Fund .............  $   105,849
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
      (cost $105,849) ............................................      105,849
                                                                    -----------
TOTAL INVESTMENTS
      (cost $17,662,977), 100.3% .................................   20,686,232
LIABILITIES IN EXCESS OF OTHER ASSETS, (0.3%) ....................      (64,896)
                                                                    -----------
NET ASSETS, 100.0% ...............................................  $20,621,336
                                                                    ===========

----------
*     Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                SECTOR REPRESENTATION AS OF 12/31/04 (UNAUDITED)
                             (% of Total Investment)

  [The following table was represented as a bar graph in the printed material.]

         Cash & Cash Equivalents                                  0.5%
         Utilities                                                0.3%
         Telecommunications                                       4.0%
         Technology                                               4.8%
         Industrials                                             11.4%
         Financial Services                                      52.7%
         Energy                                                   7.2%
         Consumer Non Cyclicals                                   8.8%
         Consumer Cyclicals                                       7.1%
         Basic Materials                                          3.2%


     Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.8%
BASIC MATERIALS: 3.2%
      2,881    Alcoa, Inc. .......................................  $    90,521
      3,093    Georgia-Pacific Corp. .............................      115,926
      5,530    Louisiana Pacific Corp. ...........................      147,872
      1,442    Nucor Corp. .......................................       75,474
      1,799    Phelps Dodge Corp. ................................      177,957
      3,735    United States Steel Corp. .........................      191,419
                                                                    -----------
                                                                        799,169
                                                                    -----------
CONSUMER CYCLICALS: 7.1%
      2,571    Brunswick Corp. ...................................      127,265
      5,813    Carnival Corp. ....................................      335,003
        828    Centex Corp. ......................................       49,332
      5,108    CVS Corp. .........................................      230,218
      1,767    J.C. Penney Co., Inc. .............................       73,154
      2,514    Johnson Controls, Inc. ............................      159,488
      2,152    Jones Apparel Group, Inc. .........................       78,699
      5,118    Limited, Inc. .....................................      117,816
      2,141    McDonald's Corp. ..................................       68,640
      2,601    Nordstrom, Inc. ...................................      121,545
      2,772    Pulte Homes, Inc. .................................      176,854
      1,803    VF Corp. ..........................................       99,850
     13,987    Visteon Corp. .....................................      136,653
                                                                    -----------
                                                                      1,774,517
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS: 8.8%
      1,880    Aetna, Inc. .......................................  $   234,530
      1,988    AmerisourceBergen Corp. ...........................      116,656
      3,162    Biogen Idec, Inc.* ................................      210,621
      4,888    Caremark Rx, Inc.* ................................      192,734
     17,569    Cendant Corp. .....................................      410,763
      1,169    Laboratory Corp. of America Holdings* .............       58,240
      2,489    Medco Health Solutions, Inc.* .....................      103,542
     17,562    Pfizer, Inc. ......................................      472,242
      3,781    Reynolds American, Inc. ...........................      297,187
        797    Wellpoint, Inc.* ..................................       91,655
                                                                    -----------
                                                                      2,188,170
                                                                    -----------
ENERGY: 7.2%
      1,458    Amerada Hess Corp. ................................      120,110
      1,601    Anadarko Petroleum Corp. ..........................      103,761
      2,127    Apache Corp. ......................................      107,562
      2,595    Burlington Resources, Inc. ........................      112,882
      9,140    ChevronTexaco Corp. ...............................      479,941
      2,600    ConocoPhillips ....................................      225,758
      2,162    Devon Energy Corp. ................................       84,145
      7,062    El Paso Corp. .....................................       73,445
      1,000    EOG Resources, Inc. ...............................       71,360
      2,392    Marathon Oil Corp. ................................       89,963
      4,251    Occidental Petroleum Corp. ........................      248,088
      1,558    Valero Energy Corp. ...............................       70,733
                                                                    -----------
                                                                      1,787,748
                                                                    -----------
FINANCIAL SERVICES: 52.9%
      4,814    ACE Ltd. ..........................................      205,799
      7,387    Aflac, Inc. .......................................      294,298
     13,695    American International Group, Inc. ................      899,351
     22,724    Bank of America Corp. .............................    1,067,801
      1,870    BB&T Corp. ........................................       78,634
      3,823    Capital One Financial Corp. .......................      321,935
      1,536    Cigna Corp. .......................................      125,292
     25,539    Citigroup, Inc. ...................................    1,230,469
      2,216    Comerica, Inc. ....................................      135,220
     10,434    Countrywide Financial Corp. .......................      386,162
      1,051    Federal Home Loan Mortgage Corp. ..................       77,459
      2,127    Federal National Mortgage Association .............      151,464
      1,377    Fifth Third Bancorp. ..............................       65,105
      3,609    First Horizon National Corp. ......................      155,584
      2,716    Franklin Resources, Inc. ..........................      189,169
      4,376    Golden West Financial Corp. .......................      268,774
      3,592    Goldman Sachs Group, Inc. .........................      373,712
      3,894    Hartford Financial Services Group, Inc. ...........      269,893
     18,212    JP Morgan Chase & Co. .............................      710,450
      2,179    KeyCorp ...........................................       73,868
      2,205    Lehman Brothers Holdings, Inc. ....................      192,893


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
      3,208    MBIA, Inc. ........................................  $   203,002
     13,493    MBNA Corp. ........................................      380,368
      2,663    Mellon Financial Corp. ............................       82,846
      8,166    Merrill Lynch & Co., Inc. .........................      488,082
      8,239    Metlife, Inc. .....................................      333,762
      1,331    MGIC Investment Corp. .............................       91,719
      7,255    Morgan Stanley Dean Witter & Co. ..................      402,798
      6,194    National City Corp. ...............................      232,585
      2,811    PNC Financial Services Group, Inc. ................      161,464
      4,058    Progressive Corp. .................................      344,281
      4,152    Prudential Financial, Inc. ........................      228,194
      2,200    Regions Financial Corp. ...........................       78,298
      3,025    Suntrust Banks, Inc. ..............................      223,487
      7,225    The Allstate Corp. ................................      373,677
      1,157    The Bear Stearns Companies, Inc. ..................      118,373
      1,818    The Chubb Corp. ...................................      139,804
      4,551    Torchmark Corp. ...................................      260,044
      7,128    UnumProvident Corp. ...............................      127,876
     14,685    US Bancorp ........................................      459,934
      5,515    Wachovia Corp. ....................................      290,089
      3,418    Washington Mutual, Inc. ...........................      144,513
     10,034    Wells Fargo & Co. .................................      623,613
      1,804    XL Capital Ltd. ...................................      140,081
                                                                    -----------
                                                                     13,202,222
                                                                    -----------
INDUSTRIALS: 11.5%
      5,478    B.F. Goodrich Co. .................................      178,802
      2,891    Deere & Co. .......................................      215,090
        859    FedEx Corp. .......................................       84,603
      2,133    Fisher Scientific International, Inc.* ............      133,057
      4,062    General Dynamics Corp. ............................      424,885
      5,123    Ingersoll-Rand Co. ................................      411,377
      1,614    L-3 Communications Holdings, Inc. .................      118,209
     10,646    Masco Corp. .......................................      388,898
      3,984    Norfolk Southern Corp. ............................      144,181
      4,616    Northrop Grumman Corp. ............................      250,926
      2,411    Tektronix, Inc. ...................................       72,836
     12,268    Tyco International Ltd. ...........................      438,458
                                                                    -----------
                                                                      2,861,322
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
TECHNOLOGY: 4.8%
      3,428    Affiliated Computer Services, Inc.* ...............  $   206,331
      6,700    BMC Software, Inc.* ...............................      124,620
      1,731    Computer Sciences Corp.* ..........................       97,576
     11,786    Compuware Corp.* ..................................       76,255
        921    Freescale Semiconductor, Inc.* ....................       16,910
     20,469    Hewlett-Packard Co. ...............................      429,235
      3,627    Sungard Data Systems, Inc.* .......................      102,753
      6,293    Texas Instruments, Inc. ...........................      154,934
                                                                    -----------
                                                                      1,208,614
                                                                    -----------
TELECOMMUNICATIONS: 4.0%
      4,657    BellSouth Corp. ...................................      129,418
      3,681    Gannett Co., Inc. .................................      300,738
      3,872    SBC Communications, Inc. ..........................       99,781
      2,991    Sprint Corp. ......................................       74,326
      5,924    Tellabs, Inc.* ....................................       50,887
      3,068    The Walt Disney Co. ...............................       85,290
      7,962    Time Warner, Inc.* ................................      154,781
      2,665    Verizon Communications, Inc. ......................      107,959
                                                                    -----------
                                                                      1,003,180
                                                                    -----------
UTILITIES: 0.3%
      1,929    Exelon Corp. ......................................       85,011
                                                                    -----------

TOTAL COMMON STOCKS
      (cost $20,954,784) .........................................   24,909,953
                                                                    -----------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.5%
MONEY MARKET INVESTMENT: 0.5%
   $121,819    First American Prime Obligations Fund .............  $   121,819
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
      (cost $121,819) ............................................      121,819
                                                                    -----------
TOTAL INVESTMENTS
      (cost $21,076,603), 100.3% .................................   25,031,772
LIABILITIES IN EXCESS OF OTHER ASSETS, (0.3%) ....................      (75,863)
                                                                    -----------
NET ASSETS, 100.0% ...............................................  $24,955,909
                                                                    ===========

----------
*     Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                SECTOR REPRESENTATION AS OF 12/31/04 (UNAUDITED)
                             (% of Total Investment)

  [The following table was represented as a bar graph in the printed material.]

         Cash & Cash Equivalents                                  0.4%
         Telecommunications                                       4.4%
         Technology                                              11.8%
         Industrials                                             14.0%
         Financial Services                                      12.0%
         Energy                                                   8.5%
         Consumer Non Cyclicals                                  26.4%
         Consumer Cyclicals                                      20.1%
         Basic Materials                                          2.4%

     Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS: 100.1%
BASIC MATERIALS: 2.4%
      4,216    Cabot Microelectronics Corp.* .....................  $   168,851
        987    Cleveland-Cliffs, Inc. ............................      102,510
      3,271    Georgia Gulf Corp. ................................      162,896
      2,184    MacDermid, Inc. ...................................       78,842
      4,466    Olin Corp. ........................................       98,341
                                                                    -----------
                                                                        611,440
                                                                    -----------
CONSUMER CYCLICALS: 20.2%
      4,448    Abercrombie & Fitch Co. ...........................      208,834
      2,407    Aeropostale, Inc.* ................................       70,838
      6,696    Applebee's International, Inc. ....................      177,109
      2,273    Arctic Cat, Inc. ..................................       60,280
      4,220    Arogosy Gaming Co.* ...............................      197,074
      2,729    Brinker International, Inc.* ......................       95,706
      3,624    CDW Corp. .........................................      240,452
      2,647    CEC Entertainment, Inc.* ..........................      105,801
      3,846    Chico's FAS, Inc.* ................................      175,108
      2,724    Claire's Stores, Inc. .............................       57,885
      3,779    Dollar Tree Stores, Inc.* .........................      108,382
      1,213    Ethan Allen Interiors, Inc. .......................       48,544
      3,424    GTECH Holdings Corp. ..............................       88,853
      2,220    Guitar Center, Inc.* ..............................      116,972
        664    Harman International Industries, Inc. .............       84,328


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
CONSUMER CYCLICALS, CONTINUED
      7,348    K-Swiss, Inc. .....................................  $   213,974
      3,692    Macrovision Corp.* ................................       94,958
      6,946    Michaels Stores, Inc. .............................      208,172
        362    NVR, Inc.* ........................................      278,523
      1,554    O'Reilly Automotive, Inc.* ........................       70,008
      2,754    Oshkosh Truck Corp. ...............................      188,318
      2,928    Outback Steakhouse, Inc. ..........................      134,044
      2,066    Oxford Industries, Inc. ...........................       85,326
      2,794    Polaris Industries, Inc. ..........................      190,048
      2,976    Quiksilver, Inc.* .................................       88,655
      2,002    Regis Corp. .......................................       92,392
      5,986    Ross Stores, Inc. .................................      172,816
      5,643    SCP Pool Corp. ....................................      180,012
      4,576    Select Comfort Corp. ..............................       82,093
      5,808    Shuffle Master, Inc.* .............................      273,557
      4,137    Sonic Corp.* ......................................      126,178
      2,453    The Timberland Co.* ...............................      153,729
      4,200    Thor Industries, Inc. .............................      155,610
      2,330    Toro Co. ..........................................      189,545
      2,119    Wabash National Corp.* ............................       57,065
      1,214    Williams-Sonoma, Inc.* ............................       42,539
      3,363    Winnebago Industries, Inc. ........................      131,359
                                                                    -----------
                                                                      5,045,087
                                                                    -----------
CONSUMER NON CYCLICALS: 26.5%
      2,269    Amedisys, Inc.* ...................................       73,493
      2,870    American Medical Systems Holdings, Inc.* ..........      119,995
      2,781    Amsurg Corp.* .....................................       82,151
      4,136    Apria Healthcare Group, Inc.* .....................      136,281
      3,236    Arbitron, Inc.* ...................................      126,786
      5,094    Barr Laboratories, Inc.* ..........................      231,981
      1,700    Biosite, Inc.* ....................................      104,618
      3,307    Blyth Industries, Inc. ............................       97,755
      4,371    Career Education Corp.* ...........................      174,840
      3,370    Centene Corp.* ....................................       95,539
      2,125    Cephalon, Inc.* ...................................      108,120
      2,763    Charles River Laboratories International, Inc.* ...      127,126
      4,403    ChoicePoint, Inc.* ................................      202,494
      7,004    Corinthian Colleges, Inc.* ........................      131,990
      4,132    Coventry Health Care, Inc.* .......................      219,327
      7,574    Cytyc Corp.* ......................................      208,815
      4,446    Dentsply International, Inc. ......................      249,865
      2,658    Diagnostic Products Corp. .........................      146,323
      3,583    Edwards Lifesciences Corp.* .......................      147,835
      4,189    Fossil, Inc.* .....................................      107,406
      8,045    Gartner Group, Inc. - Class A* ....................      100,241
      2,357    Henry Schein, Inc.* ...............................      164,141


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS, CONTINUED
      2,722    Hillenbrand Industries, Inc. ......................  $   151,180
      5,761    Hormel Foods Corp. ................................      180,607
      3,105    ITT Educational Services, Inc.* ...................      147,643
      4,641    IVAX Corp.* .......................................       73,421
      3,060    John H. Harland Co. ...............................      110,466
      3,096    Kensey Nash Corp.* ................................      106,905
      4,307    Korn/Ferry International* .........................       89,370
      2,344    LifePoint Hospitals, Inc.* ........................       81,618
      4,833    Lincare Holdings, Inc.* ...........................      206,127
      3,748    Mentor Corp. ......................................      126,458
      3,004    NBTY, Inc.* .......................................       72,126
      5,465    Odyssey HealthCare, Inc.* .........................       74,761
      4,260    Patterson Companies, Inc.* ........................      184,841
      3,896    Pharmaceutical Product Development, Inc.* .........      160,866
      2,856    PolyMedia Corp. ...................................      106,500
      8,327    Regeneron Pharmaceutical, Inc.* ...................       76,692
      4,361    Renal Care Group, Inc.* ...........................      156,952
      2,596    Respironics, Inc.* ................................      141,119
      5,271    Rollins, Inc. .....................................      138,733
      1,332    Sanderson Farms, Inc. .............................       57,649
      1,960    Sierra Health Services* ...........................      108,016
      2,185    StarTek, Inc. .....................................       62,163
      4,870    Sybron Dental Specialties, Inc.* ..................      172,301
      2,568    Techne Corp.* .....................................       99,895
        924    Teva Pharmaceutical Industries Ltd. ...............       27,591
        764    UnitedHealth Group, Inc. ..........................       67,255
      2,914    Valassis Communications, Inc.* ....................      102,019
      2,482    Varian Medical Systems, Inc.* .....................      107,322
      3,754    VCA Antech, Inc.* .................................       73,578
      2,920    Vertrue, Inc.* ....................................      110,288
      3,014    WD-40 Co. .........................................       85,628
                                                                    -----------
                                                                      6,617,212
                                                                    -----------
ENERGY: 8.6%
      1,799    Cal Dive International, Inc.* .....................       73,309
      1,627    CARBO Ceramics, Inc. ..............................      112,263
      3,576    Grant Prideco, Inc.* ..............................       71,699
      3,106    Headwaters, Inc.* .................................       88,521
      4,442    Lone Star Tecnologies, Inc.* ......................      148,629
      2,794    Massey Energy Co. .................................       97,650
      1,717    Murphy Oil Corp. ..................................      138,133
      4,820    National-Oilwell, Inc.* ...........................      170,098
      2,632    Patina Oil & Gas Corp. ............................       98,700
      6,344    Patterson-UTI Energy, Inc. ........................      123,391
      1,807    Peabody Energy Corp. ..............................      146,204
      2,245    Petroleum Development Corp.* ......................       86,590
      3,530    Remington Oil & Gas Corp.* ........................       96,192


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
ENERGY, CONTINUED
      2,242    Unit Corp.* .......................................  $    85,667
      6,241    Varco International, Inc.* ........................      181,925
      2,994    Western Gas Resources, Inc. .......................       87,574
      9,257    XTO Energy, Inc. ..................................      327,513
                                                                    -----------
                                                                      2,134,058
                                                                    -----------
FINANCIAL SERVICES: 12.1%
      5,225    Arthur J. Gallagher & Co. .........................      169,812
      5,247    Associated Banc-Corp ..............................      174,253
      2,181    Bank of Hawaii Corp. ..............................      110,664
      2,840    Brown & Brown, Inc. ...............................      123,682
      1,931    Commerce Bancorp, Inc. ............................      124,356
      3,916    Compass Bancshares, Inc. ..........................      190,592
      1,408    Cullen/Frost Bankers, Inc. ........................       68,429
      5,391    Eaton Vance Corp. .................................      281,141
      2,241    First BanCorp .....................................      142,326
      1,718    First Midwest Bancorp, Inc. .......................       62,346
      3,503    Hilb Rogal & Hamilton Co. .........................      126,949
      3,411    Hudson United Bancorp .............................      134,325
      3,288    Investors Financial Services Corp. ................      164,334
      4,357    Legg Mason, Inc. ..................................      319,194
      1,897    New Century Financial Corp. .......................      121,237
         26    North Fork Bancorporation, Inc. ...................          750
      1,531    Philadelphia Consolidated Holding Corp.* ..........      101,260
      6,436    TCF Financial Corp. ...............................      206,853
      6,842    Waddell & Reed Financial, Inc. ....................      163,455
      2,052    Westamerica Bancorporation ........................      119,652
      3,630    World Acceptance Corp.* ...........................       99,861
                                                                    -----------
                                                                      3,005,471
                                                                    -----------
INDUSTRIALS: 14.0%
      1,677    AMETEK, Inc. ......................................       59,819
      3,288    Amphenol Corp.* ...................................      120,801
      1,169    Armor Holdings, Inc.* .............................       54,966
      1,412    C.H. Robinson Worldwide, Inc. .....................       78,394
      1,545    CLARCOR, Inc. .....................................       84,620
      1,059    Dionex Corp.* .....................................       60,014
      3,442    Donaldson Co., Inc. ...............................      112,140
      4,090    Energizer Holdings, Inc.* .........................      203,232
      2,437    Engineered Support Systems, Inc. ..................      144,319
      4,494    Expeditors International of Washington, Inc. ......      251,125
      4,731    Graco, Inc. .......................................      176,703
      1,787    Harsco Corp. ......................................       99,607
      4,443    Heartland Express, Inc. ...........................       99,834
        979    Hubbell, Inc. .....................................       51,202
      3,727    IDEX Corp. ........................................      150,943
      4,080    Internagnetics General Corp.* .....................      103,673
      1,826    J.B. Hunt Transport Services, Inc. ................       81,896
      4,470    Knight Transportation, Inc. .......................      110,856


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
INDUSTRIALS, CONTINUED
      3,417    Landstar System, Inc.* ............................  $   251,628
      3,420    Pentair, Inc. .....................................      148,975
      1,438    Precision Castparts Corp. .........................       94,448
      4,201    Rayovac Corp.* ....................................      128,383
      3,361    Roper Industries, Inc. ............................      204,248
      7,670    Simpson Manufacturing Co., Inc. ...................      267,683
      3,169    Stericycle, Inc.* .................................      145,616
      6,397    Trimble Navigation Ltd.* ..........................      211,357
                                                                    -----------
                                                                      3,496,482
                                                                    -----------
TECHNOLOGY: 11.9%
      5,614    Acxiom Corp. ......................................      147,648
      9,660    ANSYS, Inc.* ......................................      309,700
      4,602    Catapult Communications Corp.* ....................      111,184
      2,950    Cerner Corp.* .....................................      156,851
      3,431    Certegy, Inc. .....................................      121,903
      4,378    Cognizant Technology Solutions Corp.* .............      185,321
      4,354    Dendrite International, Inc.* .....................       84,468
      2,030    Diebold, Inc. .....................................      113,132
      2,718    DST Systems, Inc.* ................................      141,662
      2,699    FactSet Research Systems, Inc. ....................      157,730
      5,429    Global Imaging Systems, Inc.* .....................      214,445
      2,905    Global Payments, Inc. .............................      170,059
      3,383    Henry Jack & Associates, Inc. .....................       67,356
      2,091    Kronos, Inc.* .....................................      106,913
      2,930    Lam Research Corp.* ...............................       84,706
      4,189    Mercury Computer Systems, Inc.* ...................      124,330
      3,242    Microchip Technology, Inc. ........................       86,432
      3,597    Reynolds & Reynolds Co. ...........................       95,356
      5,010    SEI Investments Co. ...............................      210,069
      2,400    Silicon Laboratories, Inc.* .......................       84,744
      1,553    Take-Two Interactive Software, Inc.* ..............       54,029
      4,934    Talx Corp. ........................................      127,248
                                                                    -----------
                                                                      2,955,286
                                                                    -----------
TELECOMMUNICATIONS: 4.4%
      3,168    ADVO, Inc. ........................................      112,939
      5,924    Harte Hanks, Inc. .................................      153,906
      5,437    j2 Global Communications, Inc.* ...................      187,576
      4,667    Plantronics, Inc. .................................      193,540
      3,321    Thomas Nelson, Inc. ...............................       75,055
         93    Washington Post Co. - Class B .....................       91,421
      4,775    WebEx Communications, Inc.* .......................      113,549
      5,947    Westwood One, Inc.* ...............................      160,153
                                                                    -----------
                                                                      1,088,139
                                                                    -----------
TOTAL COMMON STOCKS
      (cost $18,428,213) .........................................   24,953,175
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.4%
MONEY MARKET INVESTMENT: 0.4%
    $97,928    First American Prime Obligations Fund .............  $    97,928
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
      (cost $97,928) .............................................       97,928
                                                                    -----------
TOTAL INVESTMENTS
      (cost $18,526,141), 100.5% .................................   25,051,103
LIABILITIES IN EXCESS OF OTHER ASSETS, (0.5%) ....................     (126,424)
                                                                    -----------
NET ASSETS, 100.0% ...............................................  $24,924,679
                                                                    ===========

----------
*     Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                SECTOR REPRESENTATION AS OF 12/31/04 (UNAUDITED)
                             (% of Total Investment)

  [The following table was represented as a bar graph in the printed material.]

         Cash & Cash Equivalents                                  0.3%
         Corporate Bond                                           0.1%
         Utilities                                                3.8%
         Telecommunications                                       3.4%
         Technology                                               5.3%
         Industrials                                             17.3%
         Financial Services                                      21.2%
         Energy                                                   4.6%
         Consumer Non Cyclicals                                  13.4%
         Consumer Cyclicals                                      23.2%
         Basic Materials                                          7.4%

     Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS: 100.0%
BASIC MATERIALS: 7.5%
      3,999    A. Schulman, Inc. .................................  $    85,619
      5,151    Brush Engineered Materials, Inc.* .................       95,293
      7,544    Buckeye Technologies, Inc.* .......................       98,147
      1,723    Cabot Corp. .......................................       66,646
      1,962    FMC Corp.* ........................................       94,765
      2,415    Lubrizol Corp. ....................................       89,017
      1,656    Minerals Technologies, Inc. .......................      110,455
      2,710    OM Group, Inc.* ...................................       87,858
      3,119    Penford Corp. .....................................       49,062
     11,386    PolyOne Corp.* ....................................      103,157
      4,689    Pope & Talbot, Inc. ...............................       80,229
        970    Potlatch Corp. ....................................       49,063
      2,353    Reliance Steel & Aluminum Co. .....................       91,673
      5,291    RPM, Inc. .........................................      104,021
      8,103    RTI International Metals, Inc.* ...................      166,436
      6,378    Ryerson Tull, Inc. ................................      100,453
      2,182    Schweitzer - Mauduit International, Inc. ..........       74,079
      3,840    Steel Dynamics, Inc. ..............................      145,459
      5,026    Steel Technologies, Inc. ..........................      138,265
      1,535    Valspar Corp. .....................................       76,765
      4,696    Wausau-Mosinee Paper Corp. ........................       83,871
                                                                    -----------
                                                                      1,990,333
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
CONSUMER CYCLICALS: 23.3%
      3,374    Angelica Corp. ....................................  $    91,267
      7,542    Ashworth, Inc.* ...................................       82,132
      4,627    Aztar Corp.* ......................................      161,575
      1,369    Bandag, Inc. ......................................       68,190
      2,543    Barnes & Noble, Inc.* .............................       82,063
      5,003    Bassett Furniture Industries, Inc. ................       98,184
      3,332    BJ's Wholesale Club, Inc.* ........................       97,061
      3,329    Borders Group, Inc. ...............................       84,557
      3,086    Borg-Warner, Inc. .................................      167,169
      3,110    Building Materials Holding Corp. ..................      119,082
      3,244    Burlington Coat Factory Warehouse Corp. ...........       73,639
      5,619    Caesars Entertainment, Inc.* ......................      113,167
      4,563    Casey's General Stores, Inc. ......................       82,818
      3,369    Cash America International, Inc. ..................      100,160
     10,067    D.R. Horton, Inc. .................................      405,801
      3,596    Department 56, Inc.* ..............................       59,873
      8,549    Foot Locker, Inc. .................................      230,225
      2,768    G&K Services, Inc. ................................      120,187
      4,511    GameStop Corp.* ...................................      101,091
      7,929    Goody's Family Clothing, Inc. .....................       72,471
      2,729    Haggar Corp. ......................................       64,074
      2,016    Hovnanian Enterprises, Inc.* ......................       99,832
      2,906    Hughes Supply, Inc. ...............................       94,009
      4,710    Insight Enterprises, Inc.* ........................       96,649
      2,104    Jack in the Box, Inc.* ............................       77,574
      4,670    K2, Inc.* .........................................       74,160
      2,794    Landry's Seafood Restaurants, Inc. ................       81,194
      3,746    Lear Corp. ........................................      228,543
      6,475    Lennar Corp. ......................................      367,003
      3,008    Lone Star Steakhouse & Saloon, Inc. ...............       84,224
      1,854    MDC Holdings, Inc. ................................      160,260
      3,266    Mobile Mini, Inc.* ................................      107,909
      2,389    Modine Manufacturing Co. ..........................       80,677
      3,361    Mohawk Industries, Inc.* ..........................      306,691
      2,947    Neiman Marcus Group, Inc. .........................      210,828
      3,283    Owens & Minor, Inc. ...............................       92,482
     14,808    Pinnacle Entertainment, Inc.* .....................      292,902
      2,444    Ryland Group, Inc. ................................      140,628
      3,169    School Specialty, Inc.* ...........................      122,197
      5,111    ShopKo Stores, Inc.* ..............................       95,473
      1,316    Standard Pacific Corp. ............................       84,408
      3,394    TBC Corp.* ........................................       94,353
      4,096    Tech Data Corp.* ..................................      185,958
      2,425    The Men's Wearhouse, Inc.* ........................       77,503
      4,000    Toll Brothers, Inc.* ..............................      274,440
      1,603    United Stationers, Inc.* ..........................       74,059
      3,844    Watsco, Inc. ......................................      135,386
                                                                    -----------
                                                                      6,214,128
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS: 13.4%
      2,370    American Greetings Corp. ..........................  $    60,079
      3,453    Community Health Systems, Inc.* ...................       96,270
      5,769    Conmed Corp.* .....................................      163,955
      4,019    Consolidated Graphics, Inc.* ......................      184,472
      5,376    Constellation Brands, Inc. - Class A* .............      250,038
      1,523    Corn Products International, Inc. .................       81,572
      7,623    Cross Country Healthcare, Inc.* ...................      137,824
      2,196    Datascope Corp. ...................................       87,159
      3,654    DJ Orthopedics, Inc.* .............................       78,269
      3,860    Health Net, Inc.* .................................      111,438
      3,306    Invacare Corp. ....................................      152,936
      2,183    J & J Snack Foods Corp. ...........................      107,032
      2,068    Laureate Education, Inc.* .........................       91,178
      2,293    Nash Finch Co. ....................................       86,584
      2,782    NCO Group, Inc.* ..................................       71,915
      4,703    Omnicare, Inc. ....................................      162,818
      6,542    PacifiCare Health Systems, Inc.* ..................      369,754
      4,408    Parexel International Corp.* ......................       89,482
      1,240    Pediatrix Medical Group, Inc.* ....................       79,422
      7,859    PepsiAmericas, Inc. ...............................      166,925
      4,789    Province Healthcare Co.* ..........................      107,034
      4,649    RehabCare Group, Inc.* ............................      130,126
      3,185    Smithfield Foods, Inc.* ...........................       94,244
      6,033    Sola International, Inc.* .........................      166,149
      3,573    Sourcecorp* .......................................       68,280
      2,336    Sunrise Senior Living, Inc.* ......................      108,297
      2,757    The J.M. Smucker Co. ..............................      129,772
      1,455    Universal Corp. ...................................       69,607
      2,034    Vital Signs, Inc. .................................       79,163
                                                                    -----------
                                                                      3,581,794
                                                                    -----------
ENERGY: 4.7%
      2,467    Forest Oil Corp.* .................................       78,253
      2,376    Helmerich & Payne, Inc. ...........................       80,879
      3,496    Newfield Exploration Co.* .........................      206,439
      5,629    Pioneer Natural Resources Co. .....................      197,578
      2,987    Pogo Producing Co. ................................      144,840
      2,054    Spinnaker Exploration Co.* ........................       72,034
      1,549    Stone Energy Corp.* ...............................       69,844
      4,018    Swift Energy Co.* .................................      116,281
      5,350    Veritas DGC, Inc.* ................................      119,893
      3,044    Weatherford International Ltd.* ...................      156,157
                                                                    -----------
                                                                      1,242,198
                                                                    -----------
FINANCIAL SERVICES: 21.2%
      3,285    AMB Property Corp. ................................      132,681
      4,244    American Financial Group, Inc. ....................      132,880
      7,296    AmeriCredit Corp.* ................................      178,387
      1,809    AmerUs Group Co. ..................................       81,948


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
      2,005    Anchor BanCorp Wisconsin, Inc. ....................  $    58,446
      3,649    Astoria Financial Corp ............................      145,851
      5,106    Banknorth Group, Inc. .............................      186,880
      1,303    City National Corp. ...............................       92,057
      7,309    Colonial BancGroup, Inc. ..........................      155,170
      2,410    Colonial Properties Trust .........................       94,641
      2,490    Commercial Federal Corp. ..........................       73,978
      1,794    Delphi Financial Group, Inc. ......................       82,793
      2,332    Everest Re Group Ltd. .............................      208,854
      5,927    Fidelity National Financial, Inc. .................      270,686
      3,141    First American Financial Corp. ....................      110,375
      3,228    Flagstar Bancorp, Inc. ............................       72,953
      3,134    Fremont General Corp. .............................       78,914
      2,738    HCC Insurance Holdings, Inc. ......................       90,683
      6,466    Hibernia Corp. ....................................      190,812
      4,743    Horace Mann Educators Corp. .......................       90,496
      4,754    Independence Community Bank Corp. .................      202,425
      3,367    IndyMac Bancorp, Inc. .............................      115,993
      2,568    Irwin Financial Corp. .............................       72,906
      1,933    Jefferies Group, Inc. .............................       77,861
      3,095    Liberty Property Trust ............................      133,704
      1,418    MAF Bancorp, Inc. .................................       63,555
      4,453    Mercantile Bankshares Corp. .......................      232,447
      5,088    Ohio Casualty Corp.* ..............................      118,092
      6,403    Old Republic International Corp. ..................      161,996
      2,202    Protective Life Corp. .............................       94,003
      2,602    Provident Bankshares Corp. ........................       94,635
      4,339    Radian Group, Inc. ................................      231,008
      4,194    Raymond James Financial, Inc. .....................      129,930
      1,668    RLI Corp. .........................................       69,339
      1,750    Selective Insurance Group, Inc. ...................       77,420
      1,630    Stancorp Financial Group, Inc. ....................      134,475
      4,445    SWS Group, Inc. ...................................       97,434
      4,256    The PMI Group, Inc. ...............................      177,688
      5,244    UICI ..............................................      177,772
      8,223    W.R. Berkely Corp. ................................      387,879
      3,817    Washington Federal, Inc. ..........................      101,303
      1,674    Webster Financial Corp. ...........................       84,771
      2,033    Zenith National Insurance Corp. ...................      101,325
                                                                    -----------
                                                                      5,667,446
                                                                    -----------
INDUSTRIALS: 17.4%
      7,939    AAR Corp.* ........................................      108,129
      5,154    AGCO Corp.* .......................................      112,821
      6,577    Aleris International, Inc.* .......................      111,283
      2,197    Alexander & Baldwin, Inc. .........................       93,197
      5,643    Applied Industrial Technologies, Inc. .............      154,618
      1,796    AptarGroup, Inc. ..................................       94,793


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
INDUSTRIALS, CONTINUED
      2,099    Arkansas Best Corp. ...............................  $    94,224
      8,427    Arrow Electronics, Inc.* ..........................      204,776
      4,837    Astec Industries, Inc.* ...........................       83,245
      4,903    Avnet, Inc.* ......................................       89,431
      4,274    Belden CDT, Inc. ..................................       99,157
      2,166    Briggs & Stratton Corp. ...........................       90,062
      3,902    Commercial Metals Co. .............................      197,285
      2,289    Curtiss-Wright Corp. ..............................      131,411
      4,133    DRS Technologies, Inc.* ...........................      176,520
      3,209    Electro Scientific Industries, Inc.* ..............       63,410
      3,149    Esterline Technologies Corp.* .....................      102,815
      5,018    Flowserve Corp.* ..................................      138,196
      2,560    Gardner Denver, Inc.* .............................       92,902
      6,057    Methode Electronics, Inc. .........................       77,832
      2,322    Moog, Inc.* .......................................      105,303
      2,043    Mueller Industries, Inc. ..........................       65,785
      4,835    Myers Industries, Inc. ............................       61,888
      2,670    Offshore Logistics, Inc.* .........................       86,695
      2,497    Overseas Shipholding Group, Inc. ..................      137,834
      3,800    Paxar Corp.* ......................................       84,246
      2,511    Quanex Corp. ......................................      172,179
      8,599    Republic Services, Inc. ...........................      288,410
      3,744    Robbins & Myers, Inc. .............................       89,220
      2,154    Sequa Corp.* ......................................      131,717
      4,879    Technitrol, Inc.* .................................       88,798
      1,816    Texas Industries, Inc. ............................      113,282
      3,770    The Timken Co. ....................................       98,095
      4,933    Universal Forest Products, Inc. ...................      214,092
      2,309    URS Corp.* ........................................       74,119
      1,077    USF Corp. .........................................       40,872
      2,787    Waste Connections, Inc.* ..........................       95,455
      2,853    Watts Water Technologies, Inc. ....................       91,981
      4,711    Werner Enterprises, Inc. ..........................      106,657
      7,532    Wolverine Tube, Inc.* .............................       97,238
      1,234    Woodward Governor Co. .............................       88,367
                                                                    -----------
                                                                      4,648,340
                                                                    -----------
TECHNOLOGY: 5.3%
      5,357    Activision, Inc.* .................................      108,104
      3,625    Agilysys, Inc. ....................................       62,132
      6,373    Cadence Design Systems, Inc.* .....................       88,011
      8,151    Ciber, Inc.* ......................................       78,576
     12,000    Cypress Semiconductor Corp.* ......................      140,760
      4,842    EPIQ Systems, Inc.* ...............................       70,887
      2,160    Fair Isaac Corp. ..................................       79,229
      6,005    Mentor Graphics Corp.* ............................       91,816
      6,815    Sandisk Corp.* ....................................      170,171
     14,267    Skyworks Solutions, Inc.* .........................      134,538


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
TECHNOLOGY, CONTINUED
      4,850    Synopsys, Inc.* ...................................  $    95,157
      5,537    The BISYS Group, Inc.* ............................       91,084
      5,730    THQ, Inc.* ........................................      131,446
      2,090    Varian Semiconductor Equipment Associates, Inc.* ..       77,016
                                                                    -----------
                                                                      1,418,927
                                                                    -----------
TELECOMMUNICATIONS: 3.4%
      7,092    Aeroflex, Inc.* ...................................       85,955
      2,020    Anixter International, Inc. .......................       72,700
      4,931    Audiovox Corp.* ...................................       77,811
      3,069    Black Box Corp. ...................................      147,373
      3,451    Checkfree Corp.* ..................................      131,414
      5,883    Newport Corp.* ....................................       82,950
      3,915    Polycom, Inc.* ....................................       91,298
      9,283    Powerwave Technologies, Inc.* .....................       78,720
     13,651    SymmetriCom, Inc.* ................................      132,551
                                                                    -----------
                                                                        900,772
                                                                    -----------
UTILITIES: 3.8%
      4,370    Avista Corp. ......................................       77,218
      3,732    Central Vermont Public Service Corp. ..............       86,806
      1,917    Green Mountain Power Corp. ........................       55,267
      3,856    OGE Energy Corp. ..................................      102,223
      3,603    ONEOK, Inc. .......................................      102,397
      7,239    Pepco Holdings, Inc. ..............................      154,335
      3,183    PNM Resources, Inc. ...............................       80,498
      3,432    Scana Corp. .......................................      135,221
      7,410    Sierra Pacific Resources* .........................       77,805
      1,892    UGI Corp. .........................................       77,402
      3,095    Unisource Energy Corp. ............................       74,620
                                                                    -----------
                                                                      1,023,792
                                                                    -----------
TOTAL COMMON STOCKS
      (cost $20,386,292) .........................................   26,687,730
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
CORPORATE BOND: 0.1%
    $17,000    Mueller Industries, Inc., 6.000%, 11/1/2014 .......  $    16,660
                                                                    -----------
TOTAL CORPORATE BOND
      (cost $17,000) .............................................       16,660
                                                                    -----------
SHORT-TERM INVESTMENT: 0.4%
MONEY MARKET INVESTMENT: 0.4%
     99,555    First American Prime Obligations Fund .............       99,555
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
      (cost $99,555) .............................................       99,555
                                                                    -----------
TOTAL INVESTMENTS
      (cost $20,502,847), 100.5% .................................   26,803,945
LIABILITIES IN EXCESS OF OTHER ASSETS, (0.5%) ....................     (120,086)
                                                                    -----------
NET ASSETS, 100.0% ...............................................  $26,683,859
                                                                    ===========

----------
*     Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                SECTOR REPRESENTATION AS OF 12/31/04 (UNAUDITED)
                             (% of Total Investment)

  [The following table was represented as a bar graph in the printed material.]

         Cash & Cash Equivalents                                  0.4%
         Utilities                                                0.9%
         Telecommunications                                      11.4%
         Technology                                               1.9%
         Industrials                                             18.0%
         Funds                                                   14.7%
         Financial Services                                      17.8%
         Energy                                                   8.2%
         Diversified                                              4.2%
         Consumer Non Cyclicals                                   4.7%
         Consumer Cyclicals                                       5.5%
         Basic Materials                                         12.3%

     Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.3%
AUSTRIA: 10.3%
     35,200    Erste Bank Der Oesterreichischen Sparkassen AG ....  $ 1,880,332
     73,800    Immofinanz Immobilien Analgen* ....................      706,201
      5,000    OMV AG ............................................    1,506,660
     56,000    Telekom Austria AG ................................    1,061,846
     19,600    Wieneberger Baustoffindustr .......................      936,441
                                                                    -----------
                                                                      6,091,480
                                                                    -----------
BELGIUM: 10.6%
      7,200    Bekaert SA ........................................      574,963
     10,500    Compagnie Maritime Belge SA .......................      293,292
      6,200    Delhaize Group ....................................      471,510
     10,500    Euronav NV ........................................      272,598
     49,000    Fortis ............................................    1,355,376
     10,500    Groupe Bruxelles Lambert SA .......................      854,900
     14,500    KBC Bancassurance Holding .........................    1,113,565
      6,300    Omega Pharma SA ...................................      301,855
     10,800    Umicore ...........................................    1,016,583
                                                                    -----------
                                                                      6,254,642
                                                                    -----------
BERMUDA: 0.5%
      6,900    Frontline Ltd. ....................................      307,026
                                                                    -----------
BRAZIL: 9.1%
      2,700    Banco Itau Holding Financeira SA* .................      202,959
     32,400    Cia Vale do Rio Doce, ADR* ........................      939,924


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
BRAZIL, CONTINUED
     11,300    Companhia de Bebidas das Americas, ADR ............  $   320,129
      8,000    Embraer - Empresa Brasileira de Aeronautica SA, ADR      267,520
    131,000    iShares MSCI Brazil Free Index Fund ...............    2,913,440
     17,000    Petroleo Brasileiro SA, ADR .......................      615,570
      8,334    Tim Participacoes SA, ADR .........................      128,510
                                                                    -----------
                                                                      5,388,052
                                                                    -----------
CANADA: 1.4%
      8,200    Alcan Aluminum Ltd. ...............................      402,128
     11,100    Inco Ltd.* ........................................      408,258
                                                                    -----------
                                                                        810,386
                                                                    -----------
CHINA: 5.2%
    729,000    Angang New Steel Co ...............................      370,470
      7,000    China Petroleum & Chemical Corp. ..................      286,930
    794,000    China Telecom Corp. Ltd. ..........................      291,134
    830,000    Maanshan Iron & Steel .............................      320,352
    538,000    Petrochina Co. Ltd. ...............................      287,249
    779,000    Shenzhen Express Way Co. ..........................      295,657
    788,000    Sinopec Beijing Yanhua Petrochemical Co. Ltd. .....      372,573
    796,000    Sinopec Shanghai Petrochemical ....................      296,988
    290,000    Sinopec Zhenhai Refining & Chemical Company Ltd. ..      300,346
    818,000    Sinotrans Ltd. ....................................      239,421
                                                                    -----------
                                                                      3,061,120
                                                                    -----------
DENMARK: 0.7%
         47    A P Moller - Maersk A/S ...........................      388,192
                                                                    -----------
FRANCE: 2.3%
      6,400    Lagardere S.C.A ...................................      461,927
      5,300    Renault SA ........................................      443,408
      6,200    Schneider Electric SA .............................      431,480
                                                                    -----------
                                                                      1,336,815
                                                                    -----------
GERMANY: 6.1%
      5,200    Allianz AG ........................................      686,666
      8,200    BASF AG, ADR ......................................      590,564
      5,000    Continental AG ....................................      317,725
      5,700    E. On AG ..........................................      520,492
      2,400    Fresenius Medical Care AG .........................      192,959
     29,500    Infineon Technologies AG, ADR .....................      321,550
      4,200    Linde AG ..........................................      262,093
      9,900    MAN AG ............................................      379,879
     14,300    Thyssen Krupp AG ..................................      314,884
                                                                    -----------
                                                                      3,586,812
                                                                    -----------
HONG KONG: 3.9%
    213,000    Beijing Enterprises Holdings Ltd. .................      316,512
     18,150    China Mobile Ltd./HK, ADR .........................      311,454
  1,456,000    China Overseas Land and Trust .....................      359,659


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
HONG KONG, CONTINUED
    204,000    China Resources Enterprise Ltd. ...................  $   318,885
  2,040,000    CNPC Hong Kong Ltd. ...............................      320,198
  1,250,000    Guangdong Investment Ltd. .........................      418,130
  2,134,000    Shenzhen Investment Ltd. ..........................      323,970
                                                                    -----------
                                                                      2,368,808
                                                                    -----------
JAPAN: 12.1%
      8,307    Canon, Inc. ADR ...................................      450,738
      6,000    Fanuc Ltd. ........................................      392,310
     58,000    Hitachi Ltd. ......................................      401,874
    308,000    iShares MSCI Japan Index Fund .....................    3,363,360
     18,000    JSR Corp. .........................................      394,359
     26,000    Mitsubishi Tokyo Financial Group, Inc. ADR ........      265,720
     20,000    Nomura Securities Co. Ltd. ........................      291,597
        198    NTT Docomo, Inc. ..................................      365,200
      9,836    Sony Corp. ADR ....................................      383,211
         57    Sumitomo Mitsui Financial Group, Inc. .............      414,414
      5,237    Toyota Motor Corp. ................................      428,753
                                                                    -----------
                                                                      7,151,536
                                                                    -----------
MEXICO: 9.0%
     20,800    America Movil SA de CV, ADR .......................    1,088,880
     29,023    Cemex SA de CV, ADR ...............................    1,057,018
    103,000    Grupo Carso SA de CV ..............................      554,409
    100,000    Grupo Financiero Banorte SA de CV .................      629,228
      8,600    Grupo Televisa SA, GDR ............................      520,300
     13,800    Telefonos de Mexico SA, ADR .......................      528,816
    278,000    Wal-Mart de Mexico SA de CV .......................      954,931
                                                                    -----------
                                                                      5,333,582
                                                                    -----------
NETHERLANDS: 1.3%
     23,300    ASM Lithography Holding NV (New York Registered)*..      370,703
     15,900    Koninklijke (Royal) Philips Electronics NV ........      421,350
                                                                    -----------
                                                                        792,053
                                                                    -----------
NORWAY: 8.6%
    101,600    Den Norske Bank ASA ...............................    1,002,303
     19,400    Norsk Hydro ASA ...................................    1,527,874
     22,300    Norske Skogindustrier ASA .........................      482,329
     35,300    Orkla ASA .........................................    1,159,833
    102,000    Telenor ASA .......................................      926,255
                                                                    -----------
                                                                      5,098,594
                                                                    -----------
SOUTH KOREA: 8.5%
     13,960    Hyundai Motor Co. .................................      748,435
     19,600    Kookmin Bank, ADR* ................................      765,968
      9,200    LG Electronics, Inc. ..............................      569,668
     16,800    Posco ADR .........................................      748,104
      2,610    Samsung Electronics Co. Ltd. ......................    1,135,824


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
SOUTH KOREA, CONTINUED
      4,330    Samsung SDI Co. Ltd. ..............................  $   472,653
     26,800    SK Telecom, ADR ...................................      596,300
                                                                    -----------
                                                                      5,036,952
                                                                    -----------
SWEDEN: 0.8%
     14,200    Ericsson Tel, ADR* ................................      447,158
                                                                    -----------
SWITZERLAND: 1.0%
      1,500    Sulzer AG .........................................      596,583
                                                                    -----------
TAIWAN: 7.9%
     42,000    AU Optronics Corp. ................................      601,440
    300,000    Evergreen Marine Corp. ............................      303,881
    300,000    Formosa Chemicals & Fibre Corp. ...................      572,736
    200,500    iShares MSCI Taiwan Index Fund ....................    2,418,030
    750,000    Mega Financial Holding Co., Ltd. ..................      518,302
    300,000    Yang Ming Marine Transport ........................      289,681
                                                                    -----------
                                                                      4,704,070
                                                                    -----------
TOTAL COMMON STOCKS
      (cost $45,889,285) .........................................   58,753,861
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.4%
MONEY MARKET INVESTMENT: 0.4%
   $217,955    First American Prime Obligations Fund .............  $   217,955
     19,644    Highmark Diversified Money Market Fund ............       19,644
                                                                    -----------

TOTAL SHORT-TERM INVESTMENT
      (cost $237,599) ............................................      237,599
                                                                    -----------

TOTAL INVESTMENTS
      (cost $46,126,884): 99.7% ..................................   58,991,460
OTHER ASSETS LESS LIABILITIES, 0.3% ..............................      192,279
                                                                    -----------
NET ASSETS, 100.0% ...............................................  $59,183,739
                                                                    ===========

----------
*     Non-income producing security.
ADR   American Depository Receipt.


                                                                         % of
Sector                                                                Net Assets
--------------------------------------------------------------------------------
Industrial .......................................................         17.9%
Financial Services ...............................................         17.8%
Funds ............................................................         15.0%
Basic Materials ..................................................         12.3%
Telecommunications ...............................................         11.4%
Energy ...........................................................          8.2%
Consumer Cyclical ................................................          5.5%
Consumer Non Cyclical ............................................          4.6%
Diversified ......................................................          4.2%
Technology .......................................................          1.9%
Utilities ........................................................          0.9%
                                                                    -----------
Total Investments in Securities ..................................         99.7%
Other Assets Less Liabilities ....................................          0.3%
                                                                    -----------
Net Assets .......................................................       100.00%
                                                                    ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      ROCHDALE DIVIDEND & INCOME PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                SECTOR REPRESENTATION AS OF 12/31/04 (UNAUDITED)
                             (% of Total Investment)

  [The following table was represented as a bar graph in the printed material.]

         Cash & Cash Equivalents                                  0.5%
         REIT                                                    26.0%
         Utilities                                               11.1%
         Telecommunications                                       2.1%
         Technology                                               2.1%
         Industrials                                              2.8%
         Financial Services                                      20.9%
         Energy                                                   8.6%
         Consumer Non Cyclicals                                  16.3%
         Consumer Cyclicals                                       4.7%
         Basic Materials                                          4.9%

     Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS: 97.9%
BASIC MATERIALS: 4.8%
      9,388    Dow Chemical Co. ..................................  $   464,800
      3,980    Du Pont (E.I.) de Nemours and Co. .................      195,219
      7,302    Plum Creek Timber Co., Inc. .......................      280,689
      4,823    Weyerhaeuser Co. ..................................      324,202
                                                                    -----------
                                                                      1,264,910
                                                                    -----------
CONSUMER CYCLICALS: 4.6%
     33,450    Centerplate, Inc. .................................      442,543
      7,658    General Motors Corp. ..............................      306,779
      7,300    Limited Brands ....................................      168,046
      9,656    May Department Stores Co. .........................      283,886
                                                                    -----------
                                                                      1,201,254
                                                                    -----------
CONSUMER NON CYCLICALS: 16.0%
      4,250    Altria Group, Inc. ................................      259,675
     19,500    B & G Foods, Inc. .................................      292,110
     12,440    Bristol-Myers Squibb Co. ..........................      318,713
     13,592    Conagra, Inc. .....................................      400,284
      3,940    Donnelley (R.R.) & Sons Co. .......................      139,043
      7,035    H.J. Heinz & Co. ..................................      274,295
      8,871    Kraft Foods, Inc. .................................      315,896
      4,074    Landauer, Inc. ....................................      186,182
     11,826    Loews Corp. - Carolina Group ......................      342,363
      9,150    Merck & Co., Inc. .................................      294,081
      4,360    Procter & Gamble Co. ..............................      240,149


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      ROCHDALE DIVIDEND & INCOME PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS, CONTINUED
      2,673    Reynolds American, Inc. ...........................  $   210,098
        875    Schering-Plough Corp. .............................       18,270
     13,282    UST, Inc. .........................................      638,997
      8,835    WD-40 Co. .........................................      251,002
                                                                    -----------
                                                                      4,181,158
                                                                    -----------
ENERGY: 8.5%
      1,100    BP Plc ............................................       64,240
      8,783    ChevronTexaco Corp. ...............................      461,195
        338    Enbridge Energy Management LLC ....................       16,650
      6,226    Equitable Resources, Inc. .........................      377,669
     11,988    Exxon Mobil Corp. .................................      614,505
        632    Kinder Morgan Management LLC ......................       25,722
      8,986    National Fuel Gas Co. .............................      254,663
      6,911    Occidental Petroleum Corp. ........................      403,326
                                                                    -----------
                                                                      2,217,970
                                                                    -----------
FINANCIAL SERVICES: 20.6%
     17,880    ACM Income Fund, Inc. .............................      145,901
      9,510    Amsouth Bancorporation ............................      246,309
     14,002    Bank of America Corp. .............................      657,954
      4,825    BlackRock Limited Duration Income Trust ...........       97,610
      3,740    Blackrock Preferred Opportunity Trust Fund ........       94,959
      4,470    BlackRock Strategic Bond Trust ....................       76,884
     15,434    Calamos Convertible Opportunities and Income Fund .      319,329
      5,901    Comerica, Inc. ....................................      360,079
     17,870    First Commonwealth Financial Corp. ................      275,019
     12,659    FirstMerit Corp. ..................................      360,655
      8,733    KeyCorp ...........................................      296,049
      5,756    National City Corp. ...............................      216,138
      5,935    NBT Bancorp, Inc. .................................      152,648
     29,240    Nuveen Quality Preferred Income Fund II ...........      421,056
     11,549    People's Bank .....................................      449,141
      6,989    Regions Financial Corp. ...........................      248,739
      6,709    Susquehanna Bancshares, Inc. ......................      167,390
      6,067    The St. Paul Companies, Inc. ......................      224,904
     25,550    Trustco Bank Corp. NY .............................      352,334
      5,009    Whitney Holding Corp. .............................      225,355
                                                                    -----------
                                                                      5,388,453
                                                                    -----------
INDUSTRIALS: 2.8%
        400    3M Co. ............................................       32,828
      1,800    Cooper Industries Ltd. ............................      122,202
      6,122    Federal Signal Corp. ..............................      108,115
     10,947    General Electric Co. ..............................      399,565
      1,872    Honeywell International, Inc. .....................       66,288
                                                                    -----------
                                                                        728,998
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      ROCHDALE DIVIDEND & INCOME PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

     Shares                                                            Value
--------------------------------------------------------------------------------
REIT: 25.5%
      2,500    AmREIT ............................................  $    20,125
      8,214    Camden Property Trust .............................      418,914
      6,364    Colonial Properties Trust .........................      249,914
     13,171    First Industrial Realty Trust, Inc. ...............      536,455
      3,020    General Growth Properties, Inc. ...................      109,203
     12,363    Glenborough Realty Trust, Inc. ....................      263,085
     13,209    Glimcher Realty Trust .............................      366,021
     12,846    Health Care Property Investors, Inc. ..............      355,706
      9,260    Health Care REIT, Inc. ............................      353,269
     27,713    HRPT Properties Trust .............................      355,558
      6,585    Liberty Property Trust ............................      284,472
      5,130    Mack-Cali Realty Corp. ............................      236,134
     20,079    Nationwide Health Properties, Inc. ................      476,876
     11,012    New Plan Excel Realty Trust .......................      298,205
      9,173    Pennsylvania Real Estate Investment Trust .........      392,604
      7,536    Sovran Self Storage, Inc. .........................      317,567
     20,792    Tanger Factory Outlet Centers, Inc. ...............      550,156
      4,238    The Macerich Co. ..................................      266,146
     19,355    US Restaurant Properties, Inc. ....................      349,551
     13,115    Washington Real Estate Investment Trust ...........      444,205
      3,000    Windrose Medical Properties Trust .................       43,230
                                                                    -----------
                                                                      6,687,396
                                                                    -----------
TECHNOLOGY: 2.0%
     20,000    Microsoft Corp. ...................................      534,200
                                                                    -----------
TELECOMMUNICATIONS: 2.1%
      8,945    SBC Communications, Inc. ..........................      230,513
      7,867    Verizon Communications, Inc. ......................      318,692
                                                                    -----------
                                                                        549,205
                                                                    -----------
UTILITIES: 11.0%
      6,094    Cinergy Corp. .....................................      253,693
      4,536    Cleco Corp. .......................................       91,899
      3,804    Dominion Resources, Inc. ..........................      257,683
      6,755    DTE Energy Co. ....................................      291,343
     14,010    Hawaiian Electric Industries, Inc. ................      408,392
      8,563    KeySpan Corp. .....................................      337,810
      4,682    NiSource, Inc. ....................................      106,656
      8,396    Northwest National Gas Co. ........................      283,281
      4,470    Peoples Energy Corp. ..............................      196,457
      3,585    Pinnacle West Capital Corp. .......................      159,210
      4,329    Progress Energy, Inc. .............................      195,844
      5,503    Public Service Enterprise Group, Inc. .............      284,890
                                                                    -----------
                                                                      2,867,158
                                                                    -----------
TOTAL COMMON STOCKS
      (cost $22,459,345) .........................................   25,620,702
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      ROCHDALE DIVIDEND & INCOME PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.5%
MONEY MARKET INVESTMENT: 0.5%
   $130,924    First American Prime Obligations Fund .............      130,924
                                                                    -----------

TOTAL SHORT-TERM INVESTMENT
      (cost $130,924) ............................................      130,924
                                                                    -----------

TOTAL INVESTMENTS
      (cost $22,590,269), 98.4% ..................................   25,751,626
OTHER ASSETS LESS LIABILITIES, 1.6% ..............................      416,666
                                                                    -----------
NET ASSETS, 100.0% ...............................................  $26,168,292
                                                                    ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                SECTOR REPRESENTATION AS OF 12/31/04 (UNAUDITED)
                             (% of Total Investment)

  [The following table was represented as a bar graph in the printed material.]

         Cash & Cash Equivalents                                  2.8%
         Corporate Bonds                                         62.3%
         Asset Backed Securities                                  0.5%
         U.S. Government Agency Obligations                      31.9%
         Utilities                                                2.5%

                                                                Coupon       Maturity
Principal Amount                                                 Rate          Date          Value
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS: 61.3%
CONSUMER CYCLICALS: 5.8%
   $ 15,000    Cooper Tire & Rubber Co. ......................   7.750%      12/15/09     $    17,131
     40,000    DaimlerChrysler NA Holding Corp. ..............   7.400%      01/20/05          40,073
    585,000    May Department Stores Co. .....................  10.625%      11/01/10         752,659
    500,000    Pulte Homes, Inc. .............................   5.250%      01/15/14         497,566
                                                                                          -----------
                                                                                            1,307,429
                                                                                          -----------
ENERGY: 5.1%
    130,000    Burlington Resources, Inc. ....................   8.200%      03/15/25         166,451
    500,000    Kinder Morgan Energy Partners .................   5.000%      12/15/13         499,627
    100,000    Louisiana Land & Exploration ..................   7.650%      12/01/23         119,899
    325,000    Noble Corp. ...................................   6.950%      03/15/09         357,294
                                                                                          -----------
                                                                                            1,143,271
                                                                                          -----------
FINANCIAL SERVICES: 36.3%
    130,000    Bank of America Corp. .........................   7.800%      02/15/10         151,177
    500,000    Callable Asset Swap Trust .....................   3.250%      01/15/13         485,000
    500,000    Chemical Bank .................................   6.700%      08/15/08         546,916
    350,000    Chubb Corp. ...................................   7.125%      12/15/07         380,983
     25,000    Cigna Corp. ...................................   8.250%      01/01/07          26,984
    125,000    First Union Corp. .............................   6.300%      04/15/28         134,110
    175,000    General Electric Capital Corp. ................   8.750%      05/21/07         196,056
    100,000    HSBC Bank Plc .................................   7.625%      06/15/06         106,673
    400,000    HSBC USA Capital Trust ........................   7.530%      12/04/26         429,456
    100,000    HSBC USA, Inc. ................................   8.375%      02/15/07         109,600


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

                                                                Coupon       Maturity
Principal Amount                                                 Rate          Date          Value
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
 $  450,000    International Lease Finance Corp. .............  5.700%       07/03/06     $   465,258
  1,000,000    International Lease Finance Corp. .............  5.875%       05/01/13       1,060,758
    340,000    JP Morgan Chase & Co. .........................  7.000%       11/15/09         379,388
    500,000    Morgan JP & Co., Inc. .........................  0.000%       04/24/27          96,288
    300,000    National Rural Utilities ......................  6.550%       11/01/18         339,008
    250,000    Salomon Smith Barney Holdings, Inc. ...........  7.300%       08/01/13         282,094
  1,000,000    SLM Corp. .....................................  5.202%       01/01/14       1,008,160
    310,000    Stilwell Financial ............................  7.000%       11/01/06         325,322
     25,000    Suntrust Banks Inc. ...........................  6.000%       02/15/26          26,406
  1,295,000    Transamerica Corp. ............................  9.375%       03/01/08       1,498,802
    100,000    Union Planters Bank NA ........................  6.500%       03/15/18         107,962
                                                                                          -----------
                                                                                            8,156,401
                                                                                          -----------
INDUSTRIALS: 2.6%
    100,000    CSX Transportation, Inc. ......................  6.400%       03/15/06         103,564
     25,000    Ryder System, Inc. ............................  9.875%       05/15/17          28,193
    200,000    Snap-On, Inc. .................................  6.625%       10/01/05         204,843
    250,000    Union Pacific Corp. ...........................  3.625%       06/01/10         240,573
                                                                                          -----------
                                                                                              577,173
                                                                                          -----------
TECHNOLOGY: 0.6%
     75,000    Computer Associates International, Inc. .......  6.375%       04/15/05          75,688
     50,000    First Data Corp. ..............................  6.375%       12/15/07          53,847
    100,000    TXU Eastern Funding Co. .......................  6.450%       05/15/05          13,000
                                                                                          -----------
                                                                                              142,535
                                                                                          -----------
TELECOMMUNICATIONS: 4.3%
    180,000    Airtouch Communication Vodafone Group .........  6.650%       05/01/08         195,728
    500,000    Time Warner, Inc. .............................  6.875%       05/01/12         569,428
    200,000    Walt Disney Co. ...............................  5.620%       12/01/08         203,634
                                                                                          -----------
                                                                                              968,790
                                                                                          -----------
UTILITIES: 6.6%
    250,000    Dominion Resources, Inc. ......................  5.700%       09/17/12         264,701
    300,000    Duke Energy Corp. .............................  4.200%       10/01/08         302,288
    200,000    Indianapolis Power & Light ....................  7.375%       08/01/07         216,641
     40,000    PP&L, Inc. ....................................  6.550%       03/01/06          41,471
    250,000    Rochester Gas & Electric Corp. ................  5.840%       12/22/08         265,999
    175,000    Virginia Electric and Power Co. ...............  7.000%       01/01/24         178,756
    200,000    West Texas Utilities Co. ......................  7.750%       06/01/07         217,526
                                                                                          -----------
                                                                                            1,487,382
                                                                                          -----------
TOTAL CORPORATE BONDS
      (cost $13,513,093) ............................................................      13,782,981
                                                                                          -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

                                                                Coupon       Maturity
Principal Amount                                                 Rate          Date          Value
-----------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES: 0.5%
  $ 117,711    Mastr Asset Securitization Trust ..............  10.934%      09/25/33     $   113,935
                                                                                          -----------
TOTAL ASSET BACKED SECURITIES
      (cost $117,122) ...............................................................         113,935
                                                                                          -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 31.5%
U.S GOVERNMENT NON-MORTGAGE-BACKED SECURITIES: 11.1%
  1,000,000    Federal Home Loan Bank ........................   4.850%      04/22/13         998,831
    500,000    Federal Home Loan Bank ........................   5.300%      03/13/18         494,630
  1,000,000    Federal Home Loan Mortgage Corp. ..............   4.750%      12/08/10       1,005,053
                                                                                          -----------
                                                                                            2,498,514
                                                                                          -----------
OTHER MORTGAGE-BACKED SECURITIES: 20.4%
  1,000,000    Federal National Mortgage Association .........   4.600%      06/05/18         932,517
  1,000,000    Federal National Mortgage Association .........   5.000%      11/23/11       1,000,312
  1,000,000    Federal National Mortgage Association .........   5.500%      07/18/12       1,012,054
  1,000,000    Federal National Mortgage Association .........   5.750%      11/07/17         986,333
    100,000    Federal National Mortgage Association .........   6.400%      09/27/05         102,548
    250,000    Federal National Mortgage Association .........   6.500%      04/24/17         255,745
    309,113    Federal National Mortgage Association .........   6.823%      02/25/19         273,778
                                                                                          -----------
                                                                                            4,563,287
                                                                                          -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (cost $7,258,262) .............................................................       7,061,801
                                                                                          -----------

     Shares
--------------------------------------------------------------------------------
COMMON STOCKS: 2.5%

UTILITIES: 2.5%
     20,000    Utilities Select Sector SPDR Fund .................      557,000
                                                                    -----------
TOTAL COMMON STOCKS
      (cost $451,511) ............................................      557,000
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004, (CONTINUED)
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 2.8%
MONEY MARKET INVESTMENT: 2.8%
   $628,148    First American Prime Obligations Fund .............  $   628,148
                                                                    -----------

TOTAL SHORT-TERM INVESTMENT
      (cost $628,148) ............................................      628,148
                                                                    -----------

TOTAL INVESTMENTS
      (cost $21,968,136), 98.6% ..................................   22,143,865
OTHER ASSETS LESS LIABILITIES, 1.4% ..............................      307,117
                                                                    -----------
NET ASSETS, 100.0% ...............................................  $22,450,982
                                                                    ===========

----------
*     Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE DARWIN PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                           A NON-DIVERSIFIED PORTFOLIO
                SECTOR REPRESENTATION AS OF 12/31/04 (UNAUDITED)
                             (% of Total Investment)

  [The following table was represented as a bar graph in the printed material.]

         Consumer Non Cyclicals                                 100.0%


     Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS: 95.3%
CONSUMER NON CYCLICALS: 95.3%
      1,183    Advanced Medical Optics, Inc.* ....................  $    48,669
      1,374    Advanced Neuromodulation Systems, Inc.* ...........       54,218
      1,344    Amsurg Corp.* .....................................       39,702
      2,252    Andrx Corp.* ......................................       49,161
        769    Barr Pharmaceuticals, Inc.* .......................       35,020
      3,023    Barrier Therapeutics, Inc.* .......................       50,182
        754    Bausch & Lomb, Inc. ...............................       48,603
      1,055    Charles River Laboratories International, Inc.* ...       48,541
      2,013    Connetics Corp.* ..................................       48,896
        915    Coventry Health Care, Inc.* .......................       48,568
      2,144    Cytyc Corp.* ......................................       59,110
        832    Dentsply International, Inc. ......................       46,758
      1,217    Hain Celestial Group, Inc.* .......................       25,155
      4,787    Illumina, Inc.* ...................................       45,381
      1,216    Integra LifeSciences Holdings Corp.* ..............       44,907
        468    Kinetic Concepts, Inc.* ...........................       35,708
      1,477    Medicis Pharmaceutical Corp. ......................       51,857
      1,408    Omnicare, Inc. ....................................       48,745
      2,123    Perrigo Co. .......................................       36,664
        944    Psychiatric Solutions, Inc.* ......................       34,513
      1,030    Universal Health Services, Inc. ...................       45,835
                                                                    -----------
                                                                        946,193
                                                                    -----------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE DARWIN PORTFOLIO

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                       Value
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
      (cost $952,780) ............................................  $   946,193
OTHER ASSETS LESS LIABILITIES, 4.7% ..............................       47,180
                                                                    -----------
NET ASSETS, 100.0% ...............................................  $   993,373
                                                                    ===========

----------
*     Non-income producing security.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                               Mid/Small        Mid/Small
                                                           Large Growth      Large Value        Growth            Value
                                                             Portfolio        Portfolio        Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at cost ...................    $ 17,662,977     $ 21,076,603     $ 18,526,141     $ 20,502,847
                                                           ============     ============     ============     ============
  Investments in securities at value ..................    $ 20,686,232     $ 25,031,772     $ 25,051,103     $ 26,803,945
  Cash ................................................           1,598            1,792              794            1,168
  Receivables:
    Dividends and interest ............................          27,206           41,214            9,938           14,269
    Fund shares sold ..................................          56,000           62,000           73,150           66,500
  Prepaid expenses ....................................           2,542            1,313            1,744            2,087
                                                           ------------     ------------     ------------     ------------
  TOTAL ASSETS ........................................      20,773,578       25,138,091       25,136,729       26,887,969
                                                           ------------     ------------     ------------     ------------
LIABILITIES
  Payables:
    Fund shares redeemed ..............................           6,025               --           42,000           36,000
    Securities purchased ..............................          92,181          118,968          108,375          101,190
    Advisory fees .....................................           6,650            8,373            8,909           10,560
    Administration fees ...............................           1,911            2,082            2,066            2,216
    Distribution fees .................................          24,706           29,828           28,250           30,198
    Trustees fees .....................................             130              136              163              136
  Accrued expenses ....................................          20,639           22,795           22,287           23,810
                                                           ------------     ------------     ------------     ------------
  TOTAL LIABILITIES ...................................         152,242          182,182          212,050          204,110
                                                           ------------     ------------     ------------     ------------
NET ASSETS ............................................    $ 20,621,336     $ 24,955,909     $ 24,924,679     $ 26,683,859
                                                           ============     ============     ============     ============
  Number of shares, $0.01 par value,
    issued and outstanding
    (unlimited shares authorized) .....................       1,185,179        1,015,546          735,460          616,339
                                                           ============     ============     ============     ============
  NET ASSET VALUE PER SHARE ...........................    $      17.40     $      24.57     $      33.89     $      43.29
                                                           ============     ============     ============     ============
  MAXIMUM OFFERING PRICE PER SHARE*
    (NET ASSET VALUE DIVIDED BY 94.25%) ...............    $      18.46     $      26.07     $      35.96     $      45.93
                                                           ============     ============     ============     ============
COMPONENTS OF NET ASSETS
  Paid in capital .....................................    $ 21,197,970     $ 22,424,439     $ 19,468,344     $ 19,059,091
  Undistributed net investment income .................           7,664           50,759               --               --
  Accumulated net realized gain (loss)
    on investments ....................................      (3,607,553)      (1,474,458)      (1,068,627)       1,323,670
  Net unrealized appreciation on:
    Investments .......................................       3,023,255        3,955,169        6,524,962        6,301,098
                                                           ------------     ------------     ------------     ------------
  Net assets ..........................................    $ 20,621,336     $ 24,955,909     $ 24,924,679     $ 26,683,859
                                                           ============     ============     ============     ============

----------
* Redemption price per share is equal to net asset value less any applicable sales charge.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                              Dividend       Intermediate
                                                               Atlas          & Income       Fixed Income        Darwin
                                                             Portfolio        Portfolio        Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities at cost ...................    $ 46,126,884     $ 22,590,269     $ 21,968,136     $    952,780
                                                           ============     ============     ============     ============
  Investments in securities at value ..................    $ 58,991,460     $ 25,751,626     $ 22,143,865     $    946,193
  Foreign Currency (cost $314,994) ....................         313,997               --               --               --
  Cash ................................................           1,091           18,330           58,310               --
  Receivables:
    Securities sold ...................................          30,724               --               --               --
    Dividends and interest ............................          57,434          118,655          264,870               --
    Fund shares sold ..................................         388,500          337,000           37,500        1,000,000
    Receivable from Advisor ...........................              --               --               --              288
  Prepaid expenses ....................................           3,659            2,265            2,031               --
                                                           ------------     ------------     ------------     ------------
  TOTAL ASSETS ........................................      59,786,865       26,227,876       22,506,576        1,946,481
                                                           ------------     ------------     ------------     ------------
LIABILITIES
  Payables:
    Fund shares redeemed ..............................          15,078               --               --               --
    Securities purchased ..............................         378,149               --               --          952,780
    Advisory fees .....................................          47,621           11,997              680               --
    Administration fees ...............................           4,762            2,139            1,911               62
    Distribution fees .................................          59,296           27,623           29,268                7
    Trustees fees .....................................             161              138              136                6
  Payable for Thailand foreign tax ....................          57,405               --               --               --
  Accrued expenses and other liabilities ..............          40,654           17,687           23,599              253
                                                           ------------     ------------     ------------     ------------
  TOTAL LIABILITIES ...................................         603,126           59,584           55,594          953,108
                                                           ------------     ------------     ------------     ------------
NET ASSETS ............................................    $ 59,183,739     $ 26,168,292     $ 22,450,982     $    993,373
                                                           ============     ============     ============     ============
  Number of shares issued and
    outstanding (unlimited number of
    shares authorized, $0.01 par value) ...............       1,629,693          998,740          843,816           40,000
                                                           ============     ============     ============     ============
  NET ASSET VALUE PER SHARE ...........................    $      36.32     $      26.20     $      26.61     $      24.83
                                                           ============     ============     ============     ============
  MAXIMUM OFFERING PRICE PER SHARE*
    (NET ASSET VALUE DIVIDED BY 94.25%) ...............    $      38.54     $      27.80     $      28.23     $      26.35
                                                           ============     ============     ============     ============
COMPONENTS OF NET ASSETS
  Paid in capital .....................................    $ 67,579,246     $ 25,543,020     $ 22,555,854     $    999,960
  Undistributed net investment
    income (loss) .....................................        (283,777)              --           10,172               --
  Accumulated net realized loss
    on investments ....................................     (20,975,167)      (2,536,085)        (290,773)              --
  Net unrealized appreciation
    (depreciation) on:
    Investments .......................................      12,864,576        3,161,357          175,729           (6,587)
    Foreign currency ..................................          (1,139)              --               --               --
                                                           ------------     ------------     ------------     ------------
  Net assets ..........................................    $ 59,183,739     $ 26,168,292     $ 22,450,982     $    993,373
                                                           ============     ============     ============     ============

----------
* Redemption price per share is equal to net asset value less any applicable sales charge.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                              Mid/Small        Mid/Small
                                                           Large Growth      Large Value       Growth            Value
                                                             Portfolio        Portfolio       Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends .........................................    $    349,159     $    452,139    $    136,301     $    297,864
    Interest ..........................................             565              553             494              929
    Income from securities lending ....................           4,441            4,948          11,098            5,435
                                                           ------------     ------------    ------------     ------------
  Total income ........................................         354,165          457,640         147,893          304,228
                                                           ------------     ------------    ------------     ------------
  Expenses
    Advisory fees .....................................          98,906          118,464         109,499          116,436
    12b-1 fees ........................................          49,453           59,232          54,749           58,218
    Fund accounting fees ..............................          25,296           26,968          29,834           32,772
    Administration fees ...............................          22,560           23,694          22,798           23,420
    Transfer agent fees ...............................          12,067           13,575          14,329           15,604
    Audit fees ........................................          11,446           11,356          11,504           11,487
    Registration expense ..............................           7,083            8,012           8,305            8,467
    Reports to shareholders ...........................           6,377            6,378           7,000            7,506
    Legal fees ........................................          10,880           12,743          11,606           12,227
    Custody fees ......................................           3,478            5,179           4,545            4,632
    Miscellaneous .....................................           3,046            3,321           2,409            2,978
    Trustee fees ......................................           3,606            3,854           3,840            3,863
    Insurance expense .................................           1,487            1,673           1,487            1,635
                                                           ------------     ------------    ------------     ------------
  Total expenses ......................................         255,685          294,449         281,905          299,245
  Add: expenses recouped by Advisor ...................              --            1,711          13,742           15,133
  Less: expenses waived and reimbursed ................          (8,421)              --              --               --
                                                           ------------     ------------    ------------     ------------
  Net expenses ........................................         247,264          296,160         295,647          314,378
                                                           ------------     ------------    ------------     ------------
  NET INVESTMENT INCOME (LOSS) ........................         106,901          161,480        (147,754)         (10,150)
                                                           ------------     ------------    ------------     ------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
  Net realized gain on:
    Investments .......................................          76,626        1,883,623       1,111,698        2,508,143
  Net unrealized appreciation on:
    Investments .......................................       1,005,465          910,525       2,474,952        2,159,919
                                                           ------------     ------------    ------------     ------------
  Net realized and unrealized gain on:
    Investments .......................................       1,082,091        2,794,148       3,586,650        4,668,062
                                                           ------------     ------------    ------------     ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .........................    $  1,188,992     $  2,955,628    $  3,438,896     $  4,657,912
                                                           ============     ============    ============     ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                               Dividend       Intermediate
                                                               Atlas           & Income       Fixed Income        Darwin
                                                             Portfolio         Portfolio        Portfolio      Portfolio(2)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends .........................................    $    791,839(1)   $    899,713     $     39,372     $         --
    Interest ..........................................          10,147             3,497        1,233,066               --
    Income from securities lending ....................          43,758                --            3,316               --
                                                           ------------      ------------     ------------     ------------
  Total income ........................................         845,744           903,210        1,275,754               --
                                                           ------------      ------------     ------------     ------------
  Expenses
    Advisory fees .....................................         438,395           119,071          102,031               26
    12b-1 fees ........................................         109,599            45,797           63,769                7
    Fund accounting fees ..............................          51,029            26,044           27,293               69
    Administration fees ...............................          43,838            22,868           25,522               62
    Custody fees ......................................          41,861             4,093            4,044               10
    Transfer agent fees ...............................          17,509            11,924           15,629               39
    Audit fees ........................................          14,516             7,542           11,505               50
    Registration expense ..............................           8,347             4,396            8,688               41
    Legal fees ........................................          18,007             7,740           14,124               11
    Insurance expense .................................           4,505             1,380            2,687                6
    Trustee fees ......................................           5,014             3,658            3,832                6
    Reports to shareholders ...........................           4,823             2,786            5,267               19
    Miscellaneous .....................................           1,200             1,923            5,603                8
                                                           ------------      ------------     ------------     ------------
  Total expenses ......................................         758,643           259,222          289,994              354
  Less: expenses waived and reimbursed ................              --           (11,927)         (60,425)            (314)
                                                           ------------      ------------     ------------     ------------
  Net expenses ........................................         758,643           247,295          229,569               40
                                                           ------------      ------------     ------------     ------------
  NET INVESTMENT INCOME (LOSS) ........................          87,101           655,915        1,046,185              (40)
                                                           ------------      ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized gain (loss) on:
    Investments .......................................       5,255,869            28,755         (184,683)              --
    Foreign currency transactions .....................           8,522                --               --               --
  Net unrealized appreciation
    (depreciation) on:
    Investments .......................................       4,735,796         2,400,135          (95,030)          (6,587)
    Foreign currency translations .....................          (7,108)               --               --               --
                                                           ------------      ------------     ------------     ------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency ..................       9,993,079         2,428,890         (279,713)          (6,587)
                                                           ------------      ------------     ------------     ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................    $ 10,080,180      $  3,084,805     $    766,472     $     (6,627)
                                                           ============      ============     ============     ============


----------
(1)     Net of foreign tax withheld of $63,897.
(2)     Commencement of investment operations - December 31, 2004.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Large Growth                         Large Value
                                                                     Portfolio                           Portfolio
                                                           -----------------------------       -----------------------------
                                                               Year             Year               Year             Year
                                                               Ended            Ended              Ended            Ended
                                                             12/31/04         12/31/03           12/31/04         12/31/03
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ...............................    $    106,901     $     18,133       $    161,480     $    151,017
  Net realized gain (loss) on:
    Investments .......................................          76,626         (275,000)         1,883,623         (533,786)
  Net unrealized appreciation
    on investments ....................................       1,005,465        3,499,492            910,525        4,758,508
                                                           ------------     ------------       ------------     ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .........................       1,188,992        3,242,625          2,955,628        4,375,739
                                                           ------------     ------------       ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..........................         (99,237)         (18,133)          (110,721)        (151,017)
  From net realized gain ..............................              --               --                 --               --
  Return of capital ...................................              --          (10,166)                --          (18,023)
                                                           ------------     ------------       ------------     ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................         (99,237)         (28,299)          (110,721)        (169,040)
                                                           ------------     ------------       ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...........................       4,582,957        7,706,418          4,763,611        9,373,026
  Proceeds from reinvestment of distribution ..........          96,726           27,593            107,889          164,167
  Cost of shares redeemed .............................      (4,160,379)      (5,188,913)        (5,257,965)      (5,981,766)
  Redemption fees .....................................           8,302            9,132             11,243           17,218
                                                           ------------     ------------       ------------     ------------
  Net increase (decrease) in net assets
    resulting from share transactions .................         527,606        2,554,230           (375,222)       3,572,645
                                                           ------------     ------------       ------------     ------------
  TOTAL INCREASE IN NET ASSETS ........................       1,617,361        5,768,556          2,469,685        7,779,344

NET ASSETS
  Beginning of year ...................................      19,003,975       13,235,419         22,486,224       14,706,880
                                                           ------------     ------------       ------------     ------------
  END OF YEAR .........................................    $ 20,621,336     $ 19,003,975       $ 24,955,909     $ 22,486,224
                                                           ============     ============       ============     ============
  UNDISTRIBUTED NET INVESTMENT INCOME .................    $      7,664     $         --       $     50,759     $         --
                                                           ============     ============       ============     ============
CHANGE IN SHARES
  Shares sold .........................................         276,359          523,400            211,857          497,324
  Shares issued on reinvestment of distribution .......           5,565            1,710              4,438            7,704
  Shares redeemed .....................................        (251,380)        (359,902)          (233,359)        (323,796)
                                                           ------------     ------------       ------------     ------------
  NET INCREASE (DECREASE) .............................          30,544          165,208            (17,064)         181,232
                                                           ============     ============       ============     ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Mid/Small                           Mid/Small
                                                                 Growth Portfolio                     Value Portfolio
                                                           -----------------------------       -----------------------------
                                                               Year             Year               Year             Year
                                                               Ended            Ended              Ended            Ended
                                                             12/31/04         12/31/03           12/31/04         12/31/03
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss) ........................    $   (147,754)    $   (126,854)      $    (10,150)    $     25,135
  Net realized gain on:
    Investments .......................................       1,111,698          982,470          2,508,143        1,008,340
  Net unrealized appreciation
    on investments ....................................       2,474,952        4,222,670          2,159,919        4,743,154
                                                           ------------     ------------       ------------     ------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .........................       3,438,896        5,078,286          4,657,912        5,776,629
                                                           ------------     ------------       ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..........................              --               --            (25,134)          (5,105)
  From net realized gain ..............................              --               --           (657,089)              --
                                                           ------------     ------------       ------------     ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................              --               --           (682,223)          (5,105)
                                                           ------------     ------------       ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...........................       7,054,146        8,558,015          6,755,566        7,688,703
  Proceeds from reinvestment of distribution ..........              --               --            674,364            4,998
  Cost of shares redeemed .............................      (6,027,847)      (6,384,478)        (6,597,293)      (5,215,145)
  Redemption fees .....................................           7,485           12,600              8,131           13,930
                                                           ------------     ------------       ------------     ------------
  Net increase in net assets
    resulting from share transactions .................       1,033,784        2,186,137            840,768        2,492,486
                                                           ------------     ------------       ------------     ------------
  TOTAL INCREASE IN NET ASSETS ........................       4,472,680        7,264,423          4,816,457        8,264,010

NET ASSETS
  Beginning of year ...................................      20,451,999       13,187,576         21,867,402       13,603,392
                                                           ------------     ------------       ------------     ------------
  END OF YEAR .........................................    $ 24,924,679     $ 20,451,999       $ 26,683,859     $ 21,867,402
                                                           ============     ============       ============     ============
  UNDISTRIBUTED NET INVESTMENT INCOME .................    $         --     $         --       $         --     $     25,135
                                                           ============     ============       ============     ============
CHANGE IN SHARES
  Shares sold .........................................         233,553          347,330            175,609          258,860
  Shares issued on reinvestment of distribution .......              --               --             15,819              138
  Shares redeemed .....................................        (199,576)        (252,019)          (170,943)        (170,952)
                                                           ------------     ------------       ------------     ------------
  NET INCREASE ........................................          33,977           95,311             20,485           88,046
                                                           ============     ============       ============     ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Atlas                         Dividend & Income
                                                                     Portfolio                           Portfolio
                                                           -----------------------------       -----------------------------
                                                               Year             Year               Year             Year
                                                               Ended            Ended              Ended            Ended
                                                             12/31/04         12/31/03           12/31/04         12/31/03
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ...............................    $     87,101     $    272,581       $    655,915     $     82,494
  Net realized gain (loss) on:
    Investments .......................................       5,255,869          651,374             28,755          620,616
    Foreign currency ..................................           8,522          (37,528)                --               --
  Net unrealized appreciation
    on investments and
    foreign currency transactions .....................       4,728,688        9,085,595          2,400,135          847,238
                                                           ------------     ------------       ------------     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................      10,080,180        9,972,022          3,084,805        1,550,348
                                                           ------------     ------------       ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..........................        (401,221)        (216,626)          (700,723)         (37,686)
  From paid in capital ................................              --               --            (39,030)              --
                                                           ------------     ------------       ------------     ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................        (401,221)        (216,626)          (739,753)         (37,686)
                                                           ------------     ------------       ------------     ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...........................      18,401,225        7,761,727         14,392,662       10,047,687
  Proceeds from reinvestment of distribution ..........         382,816          206,726            681,102           34,766
  Cost of shares redeemed .............................      (6,811,488)      (8,311,139)        (2,106,531)      (5,334,600)
  Redemption fees .....................................          16,962            4,273              8,594            3,925
                                                           ------------     ------------       ------------     ------------
  Net increase (decrease) in net assets
    resulting from share transactions .................      11,989,515         (338,413)        12,975,827        4,751,778
                                                           ------------     ------------       ------------     ------------
TOTAL INCREASE IN NET ASSETS ..........................      21,668,474        9,416,983         15,320,879        6,264,440

NET ASSETS
  Beginning of year ...................................      37,515,265       28,098,282         10,847,413        4,582,973
                                                           ------------     ------------       ------------     ------------
  END OF YEAR .........................................    $ 59,183,739     $ 37,515,265       $ 26,168,292     $ 10,847,413
                                                           ============     ============       ============     ============
  UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........    $   (283,777)    $    168,502       $         --     $     44,808
                                                           ============     ============       ============     ============
CHANGE IN SHARES
  Shares sold .........................................         577,025          304,551            595,680          464,565
  Shares issued on reinvestment of distribution .......          10,964            7,274             27,587            1,565
  Shares redeemed .....................................        (218,582)        (343,854)           (86,551)        (258,700)
                                                           ------------     ------------       ------------     ------------
  NET INCREASE (DECREASE) .............................         369,407          (32,029)           536,716          207,430
                                                           ============     ============       ============     ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Intermediate Fixed                Darwin
                                                                  Income Portfolio               Portfolio
                                                           -----------------------------       ------------
                                                               Year             Year              Period
                                                               Ended            Ended              Ended
                                                             12/31/04         12/31/03          12/31/04(1)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss) ........................    $  1,046,185     $  1,698,524       $        (40)
  Net realized gain (loss) on:
    Investments .......................................        (184,683)         755,645                 --
  Net unrealized depreciation on:
    Investments .......................................         (95,030)        (926,652)            (6,587)
                                                           ------------     ------------       ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................         766,472        1,527,517             (6,627)
                                                           ------------     ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..........................      (1,036,013)      (1,715,704)                --
  From net realized gain ..............................              --         (856,810)                --
  From return of capital ..............................              --         (151,295)                --
                                                           ------------     ------------       ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................      (1,036,013)      (2,723,809)                --
                                                           ------------     ------------       ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...........................       5,225,413       14,081,177          1,000,000
  Proceeds from reinvestment of distribution ..........         997,206        2,633,189                 --
  Cost of shares redeemed .............................     (12,910,946)     (22,162,631)                --
  Redemption fees .....................................          11,840           43,089                 --
                                                           ------------     ------------       ------------
  Net increase (decrease) in net assets
    resulting from share transactions .................      (6,676,487)      (5,405,176)         1,000,000
                                                           ------------     ------------       ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS .............      (6,946,028)      (6,601,468)           993,373

NET ASSETS
  Beginning of period .................................      29,397,010       35,998,478                 --
                                                           ------------     ------------       ------------
  END OF PERIOD .......................................    $ 22,450,982     $ 29,397,010       $    993,373
                                                           ============     ============       ============
  UNDISTRIBUTED NET INVESTMENT INCOME .................    $     10,172     $         --       $         --
                                                           ============     ============       ============
CHANGE IN SHARES
  Shares sold .........................................         194,227          499,192             40,000
  Shares issued on reinvestment of distribution .......          37,343           95,525                 --
  Shares redeemed .....................................        (483,725)        (788,230)                --
                                                           ------------     ------------       ------------
  NET INCREASE (DECREASE) .............................        (252,155)        (193,513)            40,000
                                                           ============     ============       ============

----------
(1)     Commencement of investment operations - December 31, 2004.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                   LARGE                                             LARGE
                                                   GROWTH                                            VALUE
                                                 PORTFOLIO                                         PORTFOLIO
                              ------------------------------------------------  ------------------------------------------------
                                                                      12/31/99                                          12/31/99
                                Year      Year      Year      Year       (1)      Year      Year      Year      Year       (1)
                                Ended     Ended     Ended     Ended    through    Ended     Ended     Ended     Ended    through
                              12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
------------------------------------------------------------------------------  ------------------------------------------------
Net asset value, beginning
  of period .................  $16.46    $13.38    $17.91    $20.53    $25.00    $21.78    $17.27    $22.56    $25.99    $25.00
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss) ....................    0.09      0.02     (0.01)    (0.03)    (0.03)     0.16      0.15      0.12      0.07      0.06
Net realized and
  unrealized gain (loss)
  on investments ............    0.92      3.08     (4.53)    (2.60)    (4.44)     2.73      4.51     (5.33)    (3.44)     0.99
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
  operations ................    1.01      3.10     (4.54)    (2.63)    (4.47)     2.89      4.66     (5.21)    (3.37)     1.05
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
From net investment income ..   (0.08)    (0.02)       --        --        --     (0.11)    (0.15)    (0.10)    (0.07)    (0.06)
From net realized gain ......      --        --        --        --        --        --        --        --        --        --
Return of capital ...........      --     (0.01)       --        --        --        --     (0.02)       --        --        --
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions .........   (0.08)    (0.03)       --        --        --     (0.11)    (0.17)    (0.10)    (0.07)    (0.06)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Paid in capital from
  redemption fees (Note 2) ..    0.01      0.01      0.01      0.01        --      0.01      0.02      0.02      0.01        --
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
  end of period .............  $17.40    $16.46    $13.38    $17.91    $20.53    $24.57    $21.78    $17.27    $22.56    $25.99
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total return ................    6.22%    23.21%   (25.29)%  (12.76)%  (17.88)%   13.32%    27.10%   (22.97)%  (12.91)%    4.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (millions) .........  $ 20.6    $ 19.0    $ 13.2    $ 10.8    $  3.3    $ 25.0    $ 22.5    $ 14.7    $  9.6    $  2.6

Portfolio turnover rate .....   36.04%    38.72%    32.18%    45.16%    10.43%    86.66%    62.52%    35.75%    40.60%    10.36%

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
    Before fees waived
      and expenses
      absorbed/recouped .....    1.30%     1.28%     1.23%     1.63%     6.95%     1.25%     1.22%     1.22%     1.78%     7.87%
    After fees waived
      and expenses
      absorbed/recouped .....    1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%     1.25%

RATIO OF NET INVESTMENT
  INCOME (LOSS) TO AVERAGE
  NET ASSETS:
    Before fees waived and
      expenses absorbed/
      recouped ..............    0.50%     0.09%    (0.04)%   (0.60)%   (6.18)%    0.69%     0.88%     0.77%    (0.01)%   (6.03)%
    After fees waived
      and expenses
      absorbed/recouped .....    0.55%     0.12%    (0.06)%   (0.22)%   (0.48)%    0.69%     0.85%     0.74%     0.52%     0.59%

----------
(1)     Inception of Portfolio.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                 MID/SMALL                                         MID/SMALL
                                                   GROWTH                                            VALUE
                                                 PORTFOLIO                                         PORTFOLIO
                              ------------------------------------------------  ------------------------------------------------
                                                                      12/31/99                                          12/31/99
                                Year      Year      Year      Year       (1)      Year      Year      Year      Year       (1)
                                Ended     Ended     Ended     Ended    through    Ended     Ended     Ended     Ended    through
                              12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
------------------------------------------------------------------------------  ------------------------------------------------
Net asset value, beginning
  of period .................  $29.16    $21.76    $27.41    $29.58    $25.00    $36.70    $26.79    $31.36    $29.86    $25.00
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income
  (loss) ....................   (0.20)    (0.18)    (0.18)    (0.14)    (0.09)    (0.02)     0.04      0.01      0.06      0.07
Net realized and
  unrealized gain (loss)
  on investments ............    4.92      7.56     (5.49)    (1.92)     4.67      7.74      9.86     (4.47)     1.50      4.95
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
  operations ................    4.72      7.38     (5.67)    (2.06)     4.58      7.72      9.90     (4.46)     1.56      5.02
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
From net investment income ..      --        --        --        --        --     (0.04)    (0.01)       --     (0.06)    (0.07)
From net realized gain ......      --        --        --     (0.11)       --     (1.10)       --     (0.14)    (0.01)    (0.09)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions .........      --        --        --     (0.11)       --     (1.14)    (0.01)    (0.14)    (0.07)    (0.16)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Paid in capital from
  redemption fees (Note 2) ..    0.01      0.02      0.02        --        --      0.01      0.02      0.03      0.01        --
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
  end of period .............  $33.89    $29.16    $21.76    $27.41    $29.58    $43.29    $36.70    $26.79    $31.36    $29.86
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total return ................   16.22%    34.01%   (20.61)%   (6.94)%   18.32%    21.10%    37.02%   (14.12)%    5.27%    20.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (millions) .........  $ 24.9    $ 20.5    $ 13.2    $  7.9    $  2.1    $ 26.7    $ 21.9    $ 13.6    $  7.0    $  1.8

Portfolio turnover rate .....   61.53%    51.19%    38.26%    47.27%    93.32%    79.62%    50.86%    40.06%    51.74%    58.74%

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
    Before fees waived
      and expenses
      absorbed/recouped .....    1.29%     1.27%     1.27%     2.08%     9.80%     1.29%     1.29%     1.25%     2.23%    10.80%
    After fees waived
      and expenses
      absorbed/recouped .....    1.35%     1.35%     1.35%     1.35%     1.35%     1.35%     1.35%     1.35%     1.35%     1.35%

RATIO OF NET INVESTMENT
  INCOME (LOSS) TO AVERAGE
  NET ASSETS:
    Before fees waived
      and expenses
      absorbed/recouped .....   (0.62)%   (0.67)%   (0.79)%   (1.57)%   (9.36)%   (0.04)%    0.21%     0.14%    (0.60)%   (8.82)%
    After fees waived
      and expenses
      absorbed/recouped .....   (0.68)%   (0.75)%   (0.87)%   (0.84)%   (0.91)%    0.02%     0.15%     0.04%     0.28%     0.63%

----------
(1)     Inception of Portfolio.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                                                 ATLAS
                                                                               PORTFOLIO
                                                  -----------------------------------------------------------------------
                                                    Year        Year        Year        4/1/01        Year        Year
                                                    Ended       Ended       Ended      through        Ended       Ended
                                                  12/31/04    12/31/03    12/31/02    12/31/01(1)    3/31/01     3/31/00
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........   $29.77      $21.74      $24.37       $26.06        $37.83      $30.52
                                                   ------      ------      ------       ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .................     0.05        0.19        0.20         0.36          0.22       (0.11)
  Net realized and unrealized
    gain (loss) on investments .................     6.75        8.01       (2.63)       (1.98)       (11.89)       8.76
                                                   ------      ------      ------       ------        ------      ------
Total from investment operations ...............     6.80        8.20       (2.43)       (1.62)       (11.67)       8.65
                                                   ------      ------      ------       ------        ------      ------
LESS DISTRIBUTIONS:
  From net investment income ...................    (0.25)      (0.17)      (0.21)       (0.12)        (0.10)      (0.08)
  From net realized gain .......................       --          --          --           --            --       (1.26)
                                                   ------      ------      ------       ------        ------      ------
Total distributions ............................    (0.25)      (0.17)      (0.21)       (0.12)        (0.10)      (1.34)
                                                   ------      ------      ------       ------        ------      ------
Paid in capital from redemption fees (Note 2)...       --          --        0.01         0.05            --          --
                                                   ------      ------      ------       ------        ------      ------
Net asset value, end of period .................   $36.32      $29.77      $21.74       $24.37        $26.06      $37.83
                                                   ======      ======      ======       ======        ======      ======
Total return ...................................    22.96%      37.76%      (9.92)       (6.00)%(2)   (30.89)%     28.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ...........   $ 59.2      $ 37.5      $ 28.1       $ 41.0        $ 60.8      $ 62.8

Portfolio turnover rate ........................    77.33%      54.68%      34.53%       42.12%(2)     71.99%      35.97%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed/recouped .................     1.73%       1.54%       1.64%        1.46%(3)      1.32%       1.73%
  After fees waived and
    expenses absorbed/recouped .................     1.73%       1.54%       1.64%        1.46%(3)      1.37%       1.91%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed/recouped ...................     0.20%       0.91%       0.54%        0.82%(3)      0.69%      (0.63)%
After fees waived and
  expenses absorbed/recouped ...................     0.20%       0.91%       0.54%        0.82%(3)      0.74%      (0.81)%

----------
(1)   In 2001, the Portfolio changed its fiscal year-end from March to December.
(2)   Not annualized.
(3)   Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------
                                                                             DIVIDEND & INCOME
                                                                                 PORTFOLIO
                                                  -------------------------------------------------------------------------
                                                    Year        Year          Year        4/1/01        Year      6/1/99(1)
                                                    Ended       Ended         Ended      through        Ended      through
                                                  12/31/04    12/31/03      12/31/02    12/31/01(2)    3/31/01     3/31/00
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........   $23.48      $18.00        $26.19       $23.77        $30.40      $25.00
                                                   ------      ------        ------       ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .................     0.78        0.22         (0.29)       (0.29)        (0.45)      (0.13)
  Net realized and unrealized
    gain (loss) on investments .................     2.84        5.37         (7.92)        2.75         (6.15)       5.53
                                                   ------      ------        ------       ------        ------      ------
Total from investment operations ...............     3.62        5.59         (8.21)        2.46         (6.60)       5.40
                                                   ------      ------        ------       ------        ------      ------
LESS DISTRIBUTIONS:
  From net investment income ...................    (0.87)      (0.12)           --           --            --          --
  From net realized gain .......................       --          --            --        (0.06)        (0.06)         --
  Return of capital ............................    (0.04)         --            --           --            --          --
                                                   ------      ------        ------       ------        ------      ------
Total distributions ............................    (0.91)      (0.12)           --        (0.06)        (0.06)         --
                                                   ------      ------        ------       ------        ------      ------
Paid in capital from redemption fees (Note 2)...     0.01        0.01          0.02         0.02          0.03          --
                                                   ------      ------        ------       ------        ------      ------
Net asset value, end of period .................   $26.20      $23.48        $18.00       $26.19        $23.77      $30.40
                                                   ======      ======        ======       ======        ======      ======
Total return ...................................    15.79%      31.15%       (31.27)%      10.42%(3)    (21.66)%     21.60%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ...........   $ 26.2      $ 10.8        $  4.6       $ 10.0        $  9.8      $  8.6

Portfolio turnover rate ........................     0.96%     111.78%(4)     28.89%       52.46%(3)     95.97%      22.48%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed/recouped .................     1.42%       2.54%         2.24%        1.98%(5)      1.96%       5.64%(5)
  After fees waived and
    expenses absorbed/recouped .................     1.35%       1.60%         1.85%        1.85%(5)      1.85%       1.83%(5)

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed/recouped ...................     3.54%       0.82%        (1.37)%      (1.51)%(5)    (1.77)%     (5.11)%(5)
After fees waived and
  expenses absorbed/recouped ...................     3.61%       1.76%        (0.98)%      (1.39)%(5)    (1.66)%     (1.30)%(5)

----------
(1)   Inception of Portfolio.
(2)   In 2001, the Portfolio changed its fiscal year-end from March to December.
(3)   Not annualized.
(4) Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.
(5)   Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------------
                                                                          INTERMEDIATE
                                                                          FIXED INCOME                               DARWIN
                                                                            PORTFOLIO                               PORTFOLIO
                                                     ----------------------------------------------------------   ------------
                                                       Year        Year        Year        Year     12/31/99(1)    12/31/04(1)
                                                       Ended       Ended       Ended       Ended     through         through
                                                     12/31/04    12/31/03    12/31/02    12/31/01   12/31/00(2)     12/31/04
---------------------------------------------------------------------------------------------------------------   ------------
Net asset value, beginning of period .............    $26.82      $27.92      $26.81      $25.77      $25.00         $25.00
                                                      ------      ------      ------      ------      ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...................      1.14        1.37        1.35        1.49        1.12             --(3)
  Net realized and unrealized
    gain (loss) on investments ...................     (0.23)      (0.18)       1.08        1.00        0.67          (0.17)
                                                      ------      ------      ------      ------      ------         ------
Total from investment operations .................      0.91        1.19        2.43        2.49        1.79          (0.17)
                                                      ------      ------      ------      ------      ------         ------
LESS DISTRIBUTIONS:
  From net investment income .....................     (1.13)      (1.37)      (1.34)      (1.42)      (1.02)            --
  From net realized gain .........................        --       (0.82)         --       (0.03)         --             --
  Return of capital ..............................        --       (0.14)         --          --          --             --
                                                      ------      ------      ------      ------      ------         ------
Total distributions ..............................     (1.13)      (2.33)      (1.34)      (1.45)      (1.02)            --
                                                      ------      ------      ------      ------      ------         ------
Paid in capital from redemption fees (Note 2) ....      0.01        0.04        0.02          --          --             --
                                                      ------      ------      ------      ------      ------         ------
Net asset value, end of period ...................    $26.61      $26.82      $27.92      $26.81      $25.77         $24.83
                                                      ======      ======      ======      ======      ======         ======
Total return .....................................      3.47%       4.42%       9.37%       9.80%       7.56%         (0.68)%(4)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) .............    $ 22.5      $ 29.4      $ 36.0      $ 14.3      $  2.6         $  1.0

Portfolio turnover rate ..........................     38.50%     123.50%      46.93%      20.89%      40.95%            --

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and
    expenses absorbed/recouped ...................      1.14%       0.89%       0.88%       1.35%      11.24%         12.94%(5)
  After fees waived and
    expenses absorbed/recouped ...................      0.90%       0.88%       0.70%       0.54%       0.00%          1.45%(5)

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
  expenses absorbed/recouped .....................      3.87%       4.63%       4.98%       5.04%      (2.19)%       (12.94)%(5)
After fees waived and
  expenses absorbed/recouped .....................      4.11%       4.64%       5.16%       5.85%       9.05%         (1.45)%(5)

----------
(1)   Inception of Portfolio.
(2)   These amounts were restated in 2001.
(3)   Less than $0.01 per share.
(4)   Not annualized.
(5)   Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio (the "Portfolios") are series of shares of beneficial interest of Rochdale Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Portfolios, except for Darwin Portfolio, are diversified funds. Rochdale Investment Management LLC (the "Advisor") is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Atlas Portfolio was established in June 1998. Initial outside investors purchased shares of the Portfolios on June 29, 1998. However, investment operations did not commence until October 2, 1998, for the Rochdale Atlas Portfolio. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Rochdale Darwin Portfolio commenced operations on December 31, 2004.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of larger U.S. companies classified within growth industries within the S&P 500.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of larger U.S. companies classified within value industries within the S&P 500.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of U.S. companies classified within growth industries within the S&P 400 and 600 indices.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of U.S. companies classified within value industries within the S&P 400 and 600 indices.

The Rochdale Atlas Portfolio is a foreign equity fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of select foreign developed and emerging countries that the Advisor has identified as attractive relative to other countries based on fundamental valuation, financial, and economic attributes.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in debt instruments with the intention of holding them to maturity.

The Rochdale Darwin Portfolio is a non-diversified fund with the investment objective of long-term capital appreciation. It seeks to achieve its objective by investing primarily in securities of companies in the health care sector, including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

      A. SECURITY VALUATION. In valuing the Portfolios' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

      B. SHARE VALUATION. Each Portfolio's share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio's net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 18 months of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio's daily net asset value ("NAV") calculations.

      C. FEDERAL INCOME TAXES. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. The Large Growth, Atlas and Intermediate Fixed Income Portfolios had net realized capital losses of approximately $415,857, $51,058 and $17,169, respectively, during the period November 1, 2004, through December 31, 2004. These losses are treated for federal income tax purposes as arising during the Portfolios' tax year ending December 31, 2005. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders. At December 31, 2004, certain Portfolios had tax basis capital losses, which may be carried over to offset future capital gains. Such approximate losses expire as follows:

                                                             CAPITAL LOSSES EXPIRING IN:
PORTFOLIO                                   2009          2010          2011         2012         TOTAL
----------------------------------------------------------------------------------------------------------
Rochdale Large Growth Portfolio         $   162,467    $2,160,825    $  852,258    $     --    $ 3,175,550
Rochdale Large Value Portfolio                   --       300,022     1,160,903          --      1,460,925
Rochdale Mid/Small Growth Portfolio              --       987,907            --          --        987,907
Rochdale Atlas Portfolio                 14,819,591     6,104,518            --          --     20,924,109
Rochdale Dividend & Income Portfolio             --       661,363     1,874,722          --      2,536,085
Rochdale Intermediate Fixed
  Income Portfolio                               --            --            --     273,604        273,604

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

      D. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

      E. FOREIGN CURRENCY. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

      F. FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

      G. DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

            The Dividend & Income Portfolio has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

      H. OPTION WRITING. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

      I. LOANS OF PORTFOLIO SECURITIES. Each Portfolio, except Rochdale Darwin Portfolio, may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios' custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

            At December 31, 2004, none of the securities were out on loan for the Portfolios.

      J. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

      K. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Portfolio accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES.

                                              UNDISTRIBUTED    UNDISTRIBUTED
                                             NET INVESTMENT     CAPITAL GAIN    PAID IN
                                              INCOME (LOSS)        (LOSS)       CAPITAL
-----------------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                 $      --        $      --     $      --
Rochdale Large Value Portfolio                         --               --            --
Rochdale Mid/Small Growth Portfolio               147,754               (8)     (147,746)
Rochdale Mid/Small Value Portfolio                 10,149               --       (10,149)
Rochdale Atlas Portfolio                         (138,159)         238,080       (99,921)
Rochdale Dividend & Income Portfolio                   --               --            --
Rochdale Intermediate Fixed Income Portfolio           --               10           (10)
Rochdale Darwin Portfolio                              40               --           (40)

      L. INDEMNIFICATION OBLIGATIONS. Under the Portfolios' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% from the Atlas Portfolio; 0.95% from the Darwin Portfolio, 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio's aggregate annual operating expenses to a maximum of 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90% and 1.45% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios' obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended December 31, 2004, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $8,421 for the Large Growth Portfolio, $11,927 for the Dividend & Income Portfolio, $60,425 for the Intermediate Fixed Income Portfolio and $314 for the Darwin Portfolio. The Advisor has recouped for expenses previously reimbursed of $1,711 for the Large Value Portfolio, $13,742 for the Mid/Small Growth Portfolio, and $15,133 for the Mid/Small Value Portfolio.

At December 31, 2004, the cumulative amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Funds are as follows:

      PORTFOLIO                                                UNRECOUPED
      -------------------------------------------------------------------
      Rochdale Large Growth Portfolio                          $   13,019
      Rochdale Dividend & Income Portfolio                         85,538
      Rochdale Intermediate Fixed Income Portfolio                108,711
      Rochdale Darwin Portfolio                                       314

At December 31, 2004, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                                           DECEMBER 31,
                                                 -------------------------------
PORTFOLIO                                          2005        2006        2007
--------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                  $    --     $ 4,598     $ 8,421
Rochdale Dividend & Income Portfolio              29,596      44,015      11,927
Rochdale Intermediate Fixed Income Portfolio      42,225       6,061      60,425
Rochdale Darwin Portfolio                             --          --         314

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust's shares has advised the Trust that it retained net selling commission for the year ended December 31, 2004 as follows:

                                                     RETAINED NET SELLING
      PORTFOLIO                                           COMMISSION
      -------------------------------------------------------------------
      Rochdale Large Growth Portfolio                       $   76
      Rochdale Large Value Portfolio                            51
      Rochdale Mid/Small Growth Portfolio                       52
      Rochdale Mid/Small Value Portfolio                        60
      Rochdale Atlas Portfolio                                 322
      Rochdale Dividend & Income Portfolio                   3,892

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

The Portfolios have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio's average net assets to RIM Securities LLC, an affiliate of the Advisor, as distributor. For the year ended December 31, 2004, the amounts paid to the Distributor were as follows:

                                                        DISTRIBUTION PLAN
      PORTFOLIO                                              EXPENSE
      -------------------------------------------------------------------
      Rochdale Large Growth Portfolio                       $ 49,453
      Rochdale Large Value Portfolio                          59,232
      Rochdale Mid/Small Growth Portfolio                     54,749
      Rochdale Mid/Small Value Portfolio                      58,218
      Rochdale Atlas Portfolio                               109,599
      Rochdale Dividend & Income Portfolio                    45,797
      Rochdale Intermediate Fixed Income Portfolio            63,769
      Rochdale Darwin Portfolio                                    7

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Trust's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the trustees; monitors the activities of the Portfolios' custodian, transfer agent and accountant; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio's expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios' principal underwriter in a continuous public offering of the Portfolios' shares.

During the year ended December 31, 2004, RIM Securities LLC received $93,041 in brokerage fee commissions with respect to the Portfolios' portfolio transactions, which constituted 35% of the Portfolios' brokerage commissions during the period.

      PORTFOLIO                                               COMMISSIONS
      -------------------------------------------------------------------
      Rochdale Large Growth Portfolio                           $ 3,892
      Rochdale Large Value Portfolio                             13,967
      Rochdale Mid/Small Growth Portfolio                         9,741
      Rochdale Mid/Small Value Portfolio                         17,807
      Rochdale Atlas Portfolio                                   31,571
      Rochdale Dividend & Income Portfolio                       14,497
      Rochdale Intermediate Fixed Income Portfolio                  596
      Rochdale Darwin Portfolio                                     970
                                                                -------
                                                                $93,041
                                                                =======

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor, Distributor, or Administrator.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

PORTFOLIO                                            PURCHASES          SALES
--------------------------------------------------------------------------------
Rochdale Large Growth Portfolio                     $ 7,634,344      $ 7,095,675
Rochdale Large Value Portfolio                       20,459,495       20,786,744
Rochdale Mid/Small Growth Portfolio                  14,479,012       13,473,279
Rochdale Mid/Small Value Portfolio                   18,811,906       18,566,592
Rochdale Atlas Portfolio                             44,477,541       33,550,243
Rochdale Dividend & Income Portfolio                 12,724,016          171,536
Rochdale Intermediate Fixed Income Portfolio          9,314,217       16,164,723
Rochdale Darwin Portfolio                               952,780               --

NOTE 5 - TAX INFORMATION

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                            LARGE            LARGE          MID/SMALL        MID/SMALL
                                            GROWTH           VALUE            GROWTH           VALUE
                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------
Cost of investments for tax purposes    $ 17,679,123     $ 21,090,136     $ 18,606,861     $ 20,502,847
                                        ------------     ------------     ------------     ------------
Gross tax unrealized appreciation          3,360,142        3,998,668        6,661,375        6,338,018
Gross tax unrealized depreciation           (353,033)         (57,032)        (217,133)         (36,920)
                                        ------------     ------------     ------------     ------------
Net tax unrealized appreciation
  on investments                           3,007,109        3,941,636        6,444,242        6,301,098
Undistributed net investment income            7,664           50,759               --               --
Undistributed long term capital gain              --               --               --        1,323,670
Capital loss carryforwards                (3,175,550)      (1,460,925)        (987,907)              --
Post October losses                         (415,857)              --               --               --
                                        ------------     ------------     ------------     ------------
Total distributable earnings            $   (576,634)    $  2,531,470     $  5,456,335     $  7,624,768
                                        ============     ============     ============     ============

                                                          DIVIDEND &      INTERMEDIATE
                                            ATLAS            INCOME       FIXED INCOME         DARWIN
                                          PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------
Cost of investments for tax purposes    $ 46,603,847     $ 22,590,269     $ 21,968,136     $    952,780
                                        ------------     ------------     ------------     ------------
Gross tax unrealized appreciation         12,989,691        3,449,639          501,209              555
Gross tax unrealized depreciation           (603,217)        (288,282)        (325,480)          (7,142)
                                        ------------     ------------     ------------     ------------
Net tax unrealized appreciation
  (depreciation) on investments
  and foreign currency                    12,386,474        3,161,357          175,729           (6,587)
Undistributed net investment income          193,186               --           10,172               --
Capital loss carryforwards               (20,924,109)      (2,536,085)        (273,604)              --
Post October losses                          (51,058)              --          (17,169)              --
                                        ------------     ------------     ------------     ------------
Total distributable earnings            $ (8,395,507)    $    625,272     $   (104,872)    $     (6,587)
                                        ============     ============     ============     ============

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

The tax composition of dividends for the fiscal year ended December 31, 2004 (other than return of capital dividends for the fiscal year) was as follows:

                                        ORDINARY       ORDINARY      LONG-TERM       LONG-TERM
                                         INCOME         INCOME     CAPITAL GAINS   CAPITAL GAINS
                                          TOTAL       PER SHARE        TOTAL         PER SHARE
------------------------------------------------------------------------------------------------
Large Growth Portfolio                 $   99,237    $     0.08      $       --      $       --
Large Value Portfolio                     110,721          0.11              --              --
Mid/Small Growth Portfolio                     --            --              --              --
Mid/Small Value Portfolio                  25,134          0.04         657,089            1.10
Atlas Portfolio                           401,221          0.25              --              --
Dividend & Income Portfolio               700,723          0.87              --              --
Intermediate Fixed Income Portfolio     1,036,013          1.13              --              --
Darwin Portfolio                               --            --              --              --

The tax composition of dividends for the fiscal year ended December 31, 2003 (other than return of capital dividends for the fiscal year) was as follows:

                                        ORDINARY       ORDINARY      LONG-TERM       LONG-TERM
                                         INCOME         INCOME     CAPITAL GAINS   CAPITAL GAINS
                                          TOTAL       PER SHARE        TOTAL         PER SHARE
------------------------------------------------------------------------------------------------
Large Growth Portfolio                 $   18,133    $     0.02      $       --      $       --
Large Value Portfolio                     151,017          0.15              --              --
Mid/Small Growth Portfolio                     --            --              --              --
Mid/Small Value Portfolio                   5,105          0.01              --              --
Atlas Portfolio                           216,626          0.17              --              --
Dividend & Income Portfolio                37,686          0.12              --              --
Intermediate Fixed Income Portfolio     2,007,640          1.65         564,874            0.54

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and
Board of Trustees of
Rochdale Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U. S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Atlas Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Darwin Portfolio as of December 31, 2004, the results of their operations, changes in their net assets and financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States of America.


                                                            TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 11, 2005

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-245-9888.

                                POSITION(S)      LENGTH                                                  OTHER
                                 HELD WITH       OF TIME      PRINCIPAL OCCUPATION(S)                DIRECTORSHIPS
NAME, ADDRESS, AND AGE             TRUST         SERVED       DURING THE PAST 5 YEARS                    HELD
------------------------------------------------------------------------------------------------------------------
Carl Acebes*                    Chairman          Since       Chairman and Chief Investment             None
Rochdale Investment Trust       and Trustee       1998        Officer of Rochdale Investment
570 Lexington Ave.                                            Management
New York, NY 10022
Age: 58

Maxime C. Baretge               Trustee           Since       President of P.A. Pommares                None
Rochdale Investment Trust                         1998        Agencies, S.A. (luxury goods
570 Lexington Ave.                                            distribution)
New York, NY 10022
Age: 64

Jerry Roland                    Trustee           Since       Consultant, Credit Suisse-First           None
Rochdale Investment Trust                         2001        Boston, (securities & investment
570 Lexington Ave.                                            banking)
New York, NY 10022
Age: 68

Thomas J. Volpe                 Trustee           Since       Consultant, Babcock & Brown,              American
Rochdale Investment Trust                         2004        2001 to present; Senior Vice              Technical
570 Lexington Ave.                                            President Financial Operations,           Ceramics;
New York, NY 10022                                            The Interpublic Group of                  Rent-A-
Age: 69                                                       Companies, Inc., 1986 to 2001.            Wreck

Garrett R. D'Alessandro*        President         Since       President, Chief Executive Officer,       None
Rochdale Investment Trust       and               1998        and Director of Research of
570 Lexington Ave.              Secretary                     Rochdale Investment Management
New York, NY 10022
Age: 47

Jane Molbert*                   Treasurer         Since       Vice President, Finance, Rochdale         None
Rochdale Investment Trust                         2003        Investment Management
570 Lexington Ave.
New York, NY 10022
Age: 50

* Denotes "Interested persons" of the Trust under the 1940 Act.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Portfolios' proxy voting policies and procedures and voting records, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC's Web site at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios' Form N-Qs will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BROKER COMMISSION PER SHARE

The broker commission per share for the year ended December 31, 2004 is as follows:

      Rochdale Large Growth Portfolio                              $0.01
      Rochdale Large Value Portfolio                               $0.01
      Rochdale Mid/Small Growth Portfolio                          $0.01
      Rochdale Mid/Small Value Portfolio                           $0.01
      Rochdale Atlas Portfolio                                     $0.01
      Rochdale Dividend & Income Portfolio                         $0.03
      Rochdale Intermediate Fixed Income Portfolio                 $0.01

TAX INFORMATION

The Rochdale Mid/Small Value Portfolio designated $1,323,670 long term capital gain distribution pursuant to section 852(b)(3) of the Internal Revenue Code for fiscal year ended December 31, 2004.

The percentage of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Relief Tax Reconciliation Act of 2003 is as follows:

      Rochdale Large Growth Portfolio                             100.00%
      Rochdale Large Value Portfolio                              100.00%
      Rochdale Mid/Small Value Portfolio                          100.00%
      Rochdale Atlas Portfolio                                    100.00%
      Rochdale Dividend & Income Portfolio                         97.45%

For the year ended December 31, 2004, Rochdale Atlas Portfolio paid foreign taxes of $63,897, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

                       This page intentionally left blank.

                                     ADVISOR
                       Rochdale Investment Management LLC
                              570 Lexington Avenue
                          New York, New York 10022-6837
                                 (800) 245-9888

                                        o

                                   DISTRIBUTOR
                               RIM Securities LLC
                              570 Lexington Avenue
                          New York, New York 10022-6837
                                 (800) 245-9888

                                        o

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                       P.O. Box 1118, Location CN-OH-W6TC
                           Cincinnati, Ohio 45201-1118
                                 (800) 485-8510

                                        o

                                 TRANSFER AGENT
                           U.S. Bancorp Fund Services
                                  P.O. Box 701
                         Milwaukee, Wisconsin 53201-0701
                                 (866) 209-1967

                                        o

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ROCHDALE INVESTMENT TRUST
570 Lexington Avenue
New York, NY 10022-6837
800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information
(SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provides detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios' Prospectus and SAI, at Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room the Commission, Washington, DC 20549-0102 (1-202-942-8090). You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission's Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust's SEC Investment Company Act File number is
811-08685)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Thomas J. Volpe is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

--------------------------------------------------------------------------------
                                  FYE 12/31/2004          FYE 12/31/2003
--------------------------------------------------------------------------------
Audit Fees                           $68,000                 $60,500
Audit-Related Fees                     None                    None
Tax Fees                             $15,000                 $14,000
All Other Fees                         None                    None
--------------------------------------------------------------------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (IF MORE THAN 50 PERCENT OF THE ACCOUNTANT'S HOURS WERE SPENT TO AUDIT THE REGISTRANT'S FINANCIAL STATEMENTS FOR THE MOST RECENT FISCAL YEAR, STATE HOW MANY HOURS WERE ATTRIBUTED TO WORK PERFORMED BY PERSONS OTHER THAN THE PRINCIPAL ACCOUNTANT'S FULL-TIME, PERMANENT EMPLOYEES.)

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

     ----------------------------------------------------------------------
     Non-Audit Related Fees              FYE 12/31/2004     FYE 12/31/2003
     ----------------------------------------------------------------------
     Registrant                               None               None
     Registrant's Investment Adviser          None               None
     ----------------------------------------------------------------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed March 24, 2004.

   (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

   (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant) ROCHDALE INVESTMENT TRUST


      By (Signature and Title) /S/ GARRETT R. D'ALESSANDRO
                               --------------------------------------
                                   Garrett R. D'Alessandro, President

      Date  MARCH 9, 2005
            ---------------------------------------------------------


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By (Signature and Title) /S/ GARRETT R. D'ALESSANDRO
                               --------------------------------------
                                   Garrett R. D'Alessandro, President

      Date  MARCH 9, 2005
            ---------------------------------------------------------


      By (Signature and Title)* /S/ JANE MOLBERT
                                -------------------------------------
                                    Jane Molbert, Treasurer

      Date  MARCH 9, 2005
            ---------------------------------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.